                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting    Material   Pursuant    to   Section    240.14a-11(c)   or
         Section 240.14a-12

                            FIRST INTERSTATE BANCORP
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]
              633 West Fifth Street, Los Angeles, California 90071

                                                                  March 20, 1995

Dear Stockholder:

    On behalf of your Board of Directors, I am pleased to invite you to attend the 1995 Annual Meeting of Stockholders of First Interstate Bancorp, which will be held on Friday, April 28, 1995, at The Sheraton Grande Hotel, 333 South Figueroa Street, Los Angeles, California, commencing at 10:00 a.m., local time.

    The Notice of Meeting and Proxy Statement following this letter describe the business to be transacted at the meeting. As in the past, there will be a report on the operations of the Corporation. Stockholders will have the opportunity to comment on and ask questions about the affairs of the Corporation that may be of interest to stockholders generally. If you have a disability requiring an accommodation, please contact the Events Management Department of First Interstate Bancorp, 633 West Fifth Street, T11-54, Los Angeles, California 90071 at (213) 614-4335 prior to the meeting.

    It is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE VOTE, SIGN, DATE AND RETURN YOUR PROXY CARD AT YOUR EARLIEST CONVENIENCE. If you attend the meeting and wish to vote in person, you may withdraw your proxy at that time.

    The Board of Directors joins me in hoping that you will attend the meeting.

                                          Sincerely,

                                          Edward M. Carson
                                          CHAIRMAN OF THE BOARD

                                     [LOGO]
              633 West Fifth Street, Los Angeles, California 90071

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 28, 1995

TO THE STOCKHOLDERS:

    The Annual Meeting of Stockholders of First Interstate Bancorp (the "Corporation") will be held on Friday, April 28, 1995, at The Sheraton Grande Hotel, 333 South Figueroa Street, Los Angeles, California, at 10:00 a.m., local time, to consider and take action on the following matters described in the accompanying Proxy Statement:

        1. The election of fifteen directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

        2. The ratification of the selection of Ernst & Young LLP as independent public accountants to examine the accounts of the Corporation for the year 1995;

        3. The approval of the First Interstate Bancorp Corporate Executive Incentive Plan;

        4.  The approval of the First Interstate 1995 Performance Stock Plan;

        5.  A stockholder proposal concerning cumulative voting; and

        6. The transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

    Only stockholders of record at the close of business on March 9, 1995, are entitled to notice of and to vote at the meeting. A list of such stockholders will be open for examination by any stockholder at the meeting and for a period of ten days prior to the date of the meeting during ordinary business hours at the office of the Corporation's Secretary, 633 West Fifth Street, Los Angeles, California.

                                          For the Board of Directors
                                          Edward S. Garlock
                                          SECRETARY
March 20, 1995

                IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE
                        COMPLETED AND RETURNED PROMPTLY.

                                     [LOGO]
              633 West Fifth Street, Los Angeles, California 90071

                                                                  March 20, 1995

                                PROXY STATEMENT

    This statement is furnished in connection with the solicitation by the Board of Directors of First Interstate Bancorp, a Delaware corporation (the "Corporation"), of proxies to be used at the Annual Meeting of Stockholders of the Corporation to be held on Friday April 28, 1995, at 10:00 a.m. at The Sheraton Grande Hotel, 333 South Figueroa Street, Los Angeles, California, and at any adjournments or postponements thereof.

    A form of proxy is enclosed for use at the meeting. The proxy may be revoked by the stockholder at any time before it is voted by giving notice of revocation in writing or submitting a signed proxy card bearing a later date to First Interstate Bancorp, 633 West Fifth Street, T7-10, Los Angeles, California 90071,
Attention: Corporate Secretary, provided that such notice or proxy card is actually received by the Corporation before the vote of stockholders, or in open meeting prior to the taking of the stockholder vote at the Annual Meeting. Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted for the election of the fifteen nominees for Director named on the following pages, for the ratification of the selection of Ernst & Young LLP as independent public accountants to examine the accounts of the Corporation for the year 1995, for the adoption of the First Interstate Bancorp Corporate Executive Incentive Plan (the "Executive Incentive Plan"), for the adoption of the First Interstate Bancorp 1995 Performance Stock Plan (the "1995 Performance Stock Plan"), and against the stockholder proposal regarding cumulative voting for the election of Directors.

    This proxy material is being mailed to stockholders beginning on or about March 20, 1995, accompanied by the Corporation's Annual Report for the year ended December 31, 1994.

    The Corporation has adopted a policy that all stockholder proxies, consents, authorizations, ballots and tabulations that identify the particular vote of a stockholder are to be maintained in confidence, and that the identity and vote of any stockholder shall not be disclosed to any third party, except as may be necessary to meet applicable legal requirements or to allow the inspectors of election to certify the results of the stockholder vote, and except during a contested election. In addition, all comments directed to management from stockholders, whether written on the proxy card or elsewhere, are given to management. The policy provides that inspectors of election who also tabulate stockholder votes shall not be employees of the Corporation, but may be employees of an affiliated bank. The inspectors of election are required to acknowledge their responsibility to comply with this policy of confidentiality.

    The affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting by stockholders entitled to vote thereon is required for the election of each nominee for Director of the Corporation, ratification of the appointment of Ernst & Young LLP as independent public accountants and adoption of the stockholder proposal on cumulative voting for the election of Directors. The adoption of the Executive Incentive Plan and the 1995 Performance Stock Plan each requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting by stockholders entitled to vote on those matters.

    A stockholder entitled to vote for the election of Directors may withhold authority to vote for all nominees for Director or may withhold authority to vote for certain nominees for Director; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may also be specified on the ratification of the appointment of Ernst & Young LLP, on approval of the Executive Incentive Plan and the 1995 Performance Stock Plan, and on adoption of the stockholder proposal. An abstention will be counted as present for purposes of determining the existence of a quorum on the item on which the abstention is noted. Since the adoption of the Executive Incentive Plan and the 1995 Performance Stock Plan each requires the approval of the holders of a majority of the votes cast at the Annual Meeting and entitled to vote thereon, abstentions with regard to those items will have the effect of a negative vote. An abstention on ratification of the appointment of Ernst & Young LLP and adoption of the stockholder proposal will have no effect on the outcome of those votes.

    Under the rules of the New York Stock Exchange, brokers who hold shares in street name have the authority to vote on certain items if they do not receive instructions from beneficial owners. Brokers that do not receive instructions will be entitled to vote on the election of Directors, ratification of the appointment of Ernst & Young LLP and approval of the Executive Incentive Plan, but will not be entitled to vote on adoption of the stockholder proposal or approval of the 1995 Performance Stock Plan. A broker non-vote will have the same effect as a vote against the adoption of the 1995 Performance Stock Plan and Executive Incentive Plan, since approval by a majority of the votes cast at the Annual Meeting and entitled to vote thereon is required. A broker non-vote will have no effect on the outcome of voting on the election of Directors, ratification of the selection of Ernst & Young LLP, or adoption of the stockholder proposal.

    The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Corporation. Proxies may be solicited by Directors, officers or regular employees of the Corporation in person or by telephone, telegraph or telex. In addition, the Corporation will retain Georgeson & Co. Inc. to aid in the solicitation for an estimated cost of $8,500 plus out-of-pocket expenses. The Corporation will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send or cause to be sent proxy materials to, and obtain proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

OUTSTANDING SHARES AND VOTING RIGHTS

    Only stockholders of record at the close of business on March 9, 1995, will be entitled to vote at the Annual Meeting. The only voting securities of the Corporation are shares of common stock, $2.00 par value ("Common Stock"), each share of which entitles the holder thereof to one vote. At the close of business on such record date the Corporation had outstanding 76,268,424 shares of Common Stock.

                                    ITEM 1.
                           THE ELECTION OF DIRECTORS

    It is intended that the persons named in the proxy will, unless otherwise instructed, vote for the election of the fifteen nominees shown on the following pages to serve as Directors until the succeeding Annual Meeting of Stockholders and until their respective successors are elected and qualified. In the event that any of the original nominees for Director becomes unavailable to be elected and to serve as a Director, the shares represented by valid proxies will be voted in favor of the remaining nominees and may be voted for the election of a substitute nominee designated by the Board of Directors or the Executive Committee (or the number of nominees may be reduced), unless the inability to serve is believed to be temporary in nature. In this case, the shares represented by valid proxies will be voted for the person named, but such person, if elected, will not serve until he or she is able to do so.

    All of the nominees, with the exception of William S. Randall, were elected to their respective terms of office at the last Annual Meeting of Stockholders. Under the Corporation's retirement policy for members of the Board of Directors, William F. Kieschnick, who joined the Board in 1980, is not standing for reelection this year. J. J. Pinola, former Chairman of the Board and Chief Executive Officer of the Corporation, is also not standing for reelection. Mr. Kieschnick and Mr. Pinola leave the Board with the appreciation of the remaining members for their significant contributions to the progress of the Corporation during their years of service. Mary M. Gates, who ably served as a Director of the Corporation since 1993, died on June 9, 1994.

    A picture and brief statement of the business experience for at least the past five years, positions with the Corporation, a listing of other directorships and associations for each nominee and their ages at the time of the Annual Meeting are set forth below and on the following pages. There are no family relationships between any of the nominees and executive officers of the Corporation.

[PHOTO OF JOHN E.     JOHN E. BRYSON
BRYSON]               CHAIRMAN OF THE BOARD AND
                      CHIEF EXECUTIVE OFFICER
                      SCECORP AND SOUTHERN
                      CALIFORNIA
                      EDISON COMPANY
                      Director since 1991
                      Age: 51

    MR. BRYSON JOINED SOUTHERN CALIFORNIA EDISON COMPANY IN 1984. IN 1990, MR. BRYSON WAS ELECTED CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER OF SCECORP AND SOUTHERN CALIFORNIA EDISON COMPANY. IMMEDIATELY PRIOR TO JOINING SOUTHERN CALIFORNIA EDISON IN 1984, MR. BRYSON WAS A PARTNER IN THE LAW FIRM OF MORRISON & FOERSTER. HE SERVED AS PRESIDENT OF THE CALIFORNIA PUBLIC UTILITIES COMMISSION FROM 1979 THROUGH 1982. MR. BRYSON IS ALSO A DIRECTOR OF THE TIMES MIRROR COMPANY AND THE BOEING COMPANY, AND IS A TRUSTEE OF STANFORD UNIVERSITY.

COMMITTEES: AUDIT AND COMPENSATION.

[PHOTO OF EDWARD M.   EDWARD M. CARSON
CARSON]               CHAIRMAN OF THE BOARD
                      FIRST INTERSTATE BANCORP
                      Director since 1985
                      Age: 65

    MR. CARSON HAS SERVED AS CHAIRMAN OF THE BOARD OF FIRST INTERSTATE BANCORP SINCE JUNE 1990 AND ALSO SERVED AS CHIEF EXECUTIVE OFFICER FROM JUNE 1990 THROUGH DECEMBER 1994. PRIOR TO THAT TIME HE WAS PRESIDENT OF FIRST INTERSTATE BANCORP FROM FEBRUARY 1985 TO MAY 1990, AND PRESIDENT AND CHIEF EXECUTIVE OFFICER OF FIRST INTERSTATE BANK OF ARIZONA, N.A., FROM OCTOBER 1977 TO JANUARY 1985. MR. CARSON IS ALSO A DIRECTOR OF TERRA INDUSTRIES INC., AZTAR CORPORATION AND SEVERAL FIRST INTERSTATE SUBSIDIARIES.

COMMITTEE: EXECUTIVE (CHAIRMAN).

[PHOTO OF DR. JEWEL   DR. JEWEL PLUMMER COBB
PLUMMER COBB]         PRESIDENT EMERITA
                      CALIFORNIA STATE UNIVERSITY,
                      FULLERTON AND
                      TRUSTEE PROFESSOR OF
                      CALIFORNIA
                      STATE UNIVERSITY SYSTEM AT
                      CALIFORNIA STATE UNIVERSITY,
                      LOS ANGELES
                      Director since 1985
                      Age: 71

    DR. COBB HAS TAUGHT AT A NUMBER OF COLLEGES AND UNIVERSITIES, INCLUDING CONNECTICUT COLLEGE AND RUTGERS UNIVERSITY'S DOUGLASS COLLEGE. IN OCTOBER 1981, SHE BECAME PRESIDENT OF CALIFORNIA STATE UNIVERSITY, FULLERTON. DR. COBB RETIRED AS PRESIDENT IN AUGUST 1990, AND IS A TRUSTEE PROFESSOR OF CALIFORNIA STATE UNIVERSITY. DR. COBB IS ALSO A DIRECTOR OF GEORGIA-PACIFIC CORPORATION. IN ADDITION, SHE SERVES AS A MEMBER OF THE NATIONAL INSTITUTE OF MEDICINE OF THE NATIONAL ACADEMY OF SCIENCES, A FELLOW OF THE NEW YORK ACADEMY OF SCIENCES, A TRUSTEE OF THE CALIFORNIA INSTITUTE OF TECHNOLOGY, AND A MEMBER OF THE BOARD OF DREW UNIVERSITY OF MEDICINE AND SCIENCE.

COMMITTEE: COMPLIANCE.
- ------------------------------------------------

[PHOTO OF RALPH P.    RALPH P. DAVIDSON
DAVIDSON]             FORMER CHAIRMAN
                      THE JOHN F. KENNEDY
                      CENTER FOR THE
                      PERFORMING ARTS
                      Director since 1987
                      Age: 67

    MR. DAVIDSON JOINED TIME INC. IN 1954, AND AFTER SEVERAL EUROPEAN ASSIGNMENTS, HE BECAME A VICE PRESIDENT OF TIME INC. AND WAS NAMED PUBLISHER OF TIME IN 1972. IN 1980 MR. DAVIDSON WAS ELECTED A DIRECTOR OF TIME INC. AND BECAME ITS CHAIRMAN OF THE BOARD LATER THAT YEAR. HE SERVED AS CHAIRMAN UNTIL SEPTEMBER 1986, WHEN HE BECAME CHAIRMAN OF THE EXECUTIVE COMMITTEE OF TIME'S BOARD OF DIRECTORS. MR. DAVIDSON RETIRED FROM TIME INC. IN DECEMBER 1987. HE BECAME PRESIDENT OF THE JOHN F. KENNEDY CENTER FOR THE PERFORMING ARTS IN NOVEMBER 1987 AND SERVED AS CHAIRMAN FROM AUGUST 1988 TO MAY 1990. MR. DAVIDSON IS ALSO A DIRECTOR OF KELLEY OIL CORP., AND IS TRUSTEE OF THE JOHN F. KENNEDY CENTER FOR THE PERFORMING ARTS. HE SERVES AS A DIRECTOR OF THE PHOENIX HOUSE, A DRUG REHABILITATION CENTER, AND AS CHAIRMAN OF PEOPLE'S HOUSE, A CHARITABLE ORGANIZATION IN WASHINGTON, D.C.

COMMITTEES: AUDIT AND NOMINATING.

[PHOTO OF MYRON DU    MYRON DU BAIN
BAIN]                 CHAIRMAN AND CHIEF
                      EXECUTIVE OFFICER, RETIRED
                      FIREMAN'S FUND
                      CORPORATION
                      Director since 1983
                      Age: 71

    MR. DU BAIN WAS CHAIRMAN OF THE BOARD OF SRI INTERNATIONAL FROM DECEMBER 1985 TO DECEMBER 1989, AND WAS PRESIDENT AND CHIEF EXECUTIVE OFFICER OF AMFAC, INC. FROM 1983 TO SEPTEMBER 1985. PRIOR TO THAT TIME MR. DU BAIN WAS CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF FIREMAN'S FUND INSURANCE COMPANIES FROM 1975 TO 1981 AND CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF FIREMAN'S FUND CORPORATION FROM 1981 TO 1982. MR. DU BAIN IS ALSO A DIRECTOR OF SCIOS NOVA INC., TRANSAMERICA CORPORATION, SRI INTERNATIONAL AND THE CHRONICLE PUBLISHING COMPANY. HE SERVES AS CHAIRMAN OF THE BOARD OF THE JAMES IRVINE FOUNDATION AND IS A DIRECTOR OF THE SAN FRANCISCO OPERA ASSOCIATION.

COMMITTEES: CREDIT (CHAIRMAN), COMPLIANCE AND NOMINATING.
- ------------------------------------------------

[PHOTO OF DON C.      DON C. FRISBEE
FRISBEE]              CHAIRMAN EMERITUS
                      PACIFICORP
                      (PUBLIC UTILITY)
                      Director since 1985
                      Age: 71

    MR. FRISBEE SERVED AS CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF PACIFICORP FROM DECEMBER 1972 UNTIL JANUARY 1, 1989, WHEN HE RETIRED AS CHIEF EXECUTIVE OFFICER. HE RETIRED AS CHAIRMAN AND DIRECTOR ON FEBRUARY 9, 1994. HE IS ALSO A DIRECTOR OF PRECISION CASTPARTS CORP., STANDARD INSURANCE COMPANY, WEYERHAEUSER COMPANY AND FIRST INTERSTATE BANK OF OREGON, N.A. MR. FRISBEE SERVES AS THE CHAIRMAN OF THE BOARD OF TRUSTEES OF REED COLLEGE.

COMMITTEE: AUDIT (CHAIRMAN).

[PHOTO OF GEORGE M.   GEORGE M. KELLER
KELLER]               CHAIRMAN OF THE BOARD AND
                      CHIEF EXECUTIVE OFFICER,
                      RETIRED
                      CHEVRON CORPORATION
                      (PETROLEUM PRODUCTS)
                      Director since 1974
                      Age: 71

    MR. KELLER JOINED CHEVRON IN 1948, AND WAS ELECTED A DIRECTOR IN 1970, VICE CHAIRMAN IN 1974 AND CHAIRMAN IN MAY 1981. HE RETIRED FROM CHEVRON ON JANUARY 1, 1989. MR. KELLER SERVED AS CHAIRMAN OF THE BOARD OF SRI INTERNATIONAL FROM JANUARY 1990 UNTIL DECEMBER 1993, AND CONTINUES TO SERVE AS A DIRECTOR. HE IS ALSO A DIRECTOR OF THE BOEING COMPANY, MCKESSON CORPORATION, METROPOLITAN LIFE INSURANCE COMPANY, THE CHRONICLE PUBLISHING COMPANY AND FIRST INTERSTATE BANK OF CALIFORNIA.

COMMITTEES: COMPENSATION (CHAIRMAN) AND NOMINATING.

- ------------------------------------------------

[PHOTO OF THOMAS L.   THOMAS L. LEE
LEE]                  CHAIRMAN AND CHIEF EXECUTIVE
                      OFFICER
                      THE NEWHALL LAND AND FARMING
                      COMPANY (PLANNED COMMUNITY
                      DEVELOPMENT AND AGRICULTURE)
                      Director since 1993
                      Age: 52

    MR. LEE HAS BEEN CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF THE NEWHALL LAND AND FARMING COMPANY SINCE 1989. HE JOINED NEWHALL LAND IN 1970, SERVING IN VARIOUS POSITIONS WITH RESIDENTIAL, COMMERCIAL AND INDUSTRIAL REAL ESTATE OPERATIONS WHILE DEVELOPING THE NEW TOWN OF VALENCIA, CALIFORNIA. FROM 1985 TO 1987 HE WAS PRESIDENT AND CHIEF OPERATING OFFICER, AND HE SERVED AS PRESIDENT AND CHIEF EXECUTIVE OFFICER FROM 1987 UNTIL ELECTED TO HIS PRESENT POSITION IN 1989. MR. LEE IS A DIRECTOR OF FIRST INTERSTATE BANK OF CALIFORNIA AND CALMAT CO. HE IS A DIRECTOR OF THE LOS ANGELES AREA CHAMBER OF COMMERCE AND SERVED AS ITS CHAIRMAN IN 1994. HE ALSO IS A MEMBER OF THE CALIFORNIA BUSINESS ROUNDTABLE AND THE URBAN LAND INSTITUTE.

COMMITTEE: AUDIT.

[PHOTO OF DR.         DR. WILLIAM F. MILLER
WILLIAM F. MILLER]    PROFESSOR OF PUBLIC
                      AND PRIVATE MANAGEMENT
                      STANFORD UNIVERSITY
                      PRESIDENT EMERITUS
                      SRI INTERNATIONAL
                      (RESEARCH INSTITUTE)
                      Director since 1980
                      Age: 69

    DR. MILLER RETIRED AS PRESIDENT AND CHIEF EXECUTIVE OFFICER OF SRI INTERNATIONAL IN DECEMBER 1990. PRIOR TO JOINING SRI INTERNATIONAL IN SEPTEMBER 1979, HE SERVED AS VICE PRESIDENT AND PROVOST OF STANFORD UNIVERSITY FROM 1971 TO 1979. DR. MILLER IS NOW PROFESSOR OF PUBLIC AND PRIVATE MANAGEMENT IN THE GRADUATE SCHOOL OF BUSINESS OF STANFORD UNIVERSITY. HE IS ALSO A DIRECTOR OF PACIFIC GAS & ELECTRIC CO., VARIAN ASSOCIATES, INC., SCIOS NOVA INC. AND FIRST INTERSTATE BANK OF CALIFORNIA. DR. MILLER ALSO SERVES AS VICE CHAIRMAN OF THE BOARD OF SMART VALLEY, INC. AND CHAIRMAN OF THE BOARD OF THE MANAGEMENT INSTITUTE FOR THE ENVIRONMENT AND BUSINESS. HE IS A DIRECTOR OF THE CENTER FOR EXCELLENCE IN NON-PROFITS AND THE JOINT VENTURE SILICON VALLEY NETWORK.

COMMITTEES: COMPLIANCE (CHAIRMAN), EXECUTIVE AND CREDIT.
- ------------------------------------------------

[PHOTO OF WILLIAM S.  WILLIAM S. RANDALL
RANDALL]              EXECUTIVE VICE PRESIDENT AND
                      CHIEF OPERATING OFFICER
                      FIRST INTERSTATE BANCORP
                      Nominee for Director
                      Age: 54

    MR. RANDALL WAS ELECTED EXECUTIVE VICE PRESIDENT AND CHIEF OPERATING OFFICER OF FIRST INTERSTATE BANCORP IN JANUARY 1995. HE JOINED FIRST INTERSTATE BANK OF ARIZONA, N.A., IN 1969, AND WAS NAMED EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER IN 1981. IN DECEMBER 1981, HE WAS NAMED PRESIDENT AND CHIEF EXECUTIVE OFFICER OF FIRST INTERSTATE BANK OF WASHINGTON, N.A., AND CHAIRMAN IN JUNE 1985. MR. RANDALL WAS ELECTED CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF FIRST INTERSTATE BANK OF ARIZONA, N.A., IN JANUARY 1990, WAS APPOINTED CHIEF EXECUTIVE OFFICER OF FIRST INTERSTATE'S SOUTHWEST REGION IN 1991, AND SERVED IN THOSE CAPACITIES UNTIL ELECTED TO HIS PRESENT POSITION. MR. RANDALL IS ALSO A DIRECTOR OF THE LOS ANGELES BRANCH OF THE FEDERAL RESERVE BANK OF SAN FRANCISCO, AND SEVERAL FIRST INTERSTATE SUBSIDIARIES.

[PHOTO OF DR. STEVEN  DR. STEVEN B. SAMPLE
B. SAMPLE]            PRESIDENT
                      UNIVERSITY OF SOUTHERN
                      CALIFORNIA
                      Director since 1991
                      Age: 54

    PRIOR TO JOINING THE UNIVERSITY OF SOUTHERN CALIFORNIA IN 1991 AS PRESIDENT, DR. SAMPLE SPENT NINE YEARS AS PRESIDENT OF THE STATE UNIVERSITY OF NEW YORK AT BUFFALO. HE HAS TAUGHT ELECTRICAL ENGINEERING AT SEVERAL UNIVERSITIES, AND HOLDS A NUMBER OF PATENTS. DR. SAMPLE IS ALSO A DIRECTOR OF THE REGENSTRIEF INSTITUTE, THE PRESLEY COMPANIES, WESTERN ATLAS CORP., REBUILD L.A. AND LOS ANGELES METROPOLITAN PROJECT.

COMMITTEES: CREDIT AND NOMINATING.

- ------------------------------------------------

[PHOTO OF FORREST N.  FORREST N. SHUMWAY
SHUMWAY]              FORMER VICE CHAIRMAN AND
                      CHAIRMAN OF THE EXECUTIVE
                      COMMITTEE
                      ALLIED-SIGNAL INC.
                      (MULTI-INDUSTRY COMPANY)
                      Director since 1982
                      Age: 68

    MR. SHUMWAY FORMERLY WAS VICE CHAIRMAN AND CHAIRMAN OF THE EXECUTIVE COMMITTEE OF ALLIED-SIGNAL INC. PRIOR TO THE COMBINATION OF ALLIED CORPORATION AND THE SIGNAL COMPANIES, INC. IN 1985, HE WAS PRESIDENT, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER OF THE SIGNAL COMPANIES FOR 20 YEARS. MR. SHUMWAY IS ALSO A DIRECTOR OF ALUMINUM COMPANY OF AMERICA, AMERICAN PRESIDENT COMPANIES, LTD., THE CLOROX COMPANY AND TRANSAMERICA CORPORATION.

COMMITTEES: EXECUTIVE AND NOMINATING.

[PHOTO OF WILLIAM E.  WILLIAM E. B. SIART
B. SIART]             PRESIDENT AND CHIEF
                      EXECUTIVE OFFICER
                      FIRST INTERSTATE BANCORP
                      Director since 1990
                      Age: 48

    MR. SIART WAS ELECTED CHIEF EXECUTIVE OFFICER OF FIRST INTERSTATE BANCORP IN JANUARY 1995, AND HAS SERVED AS PRESIDENT OF FIRST INTERSTATE BANCORP SINCE JUNE 1990. HE JOINED FIRST INTERSTATE BANCORP IN JULY 1978, SERVING AS VICE PRESIDENT IN THE CHAIRMAN'S OFFICE AND THEN AS SENIOR VICE PRESIDENT AND HEAD OF MARKETING UNTIL APRIL 1981. IN APRIL 1981, HE WAS NAMED PRESIDENT AND CHIEF OPERATING OFFICER OF FIRST INTERSTATE BANK OF NEVADA, N.A., AND WAS NAMED CHIEF EXECUTIVE OFFICER IN 1982 AND CHAIRMAN OF THE BOARD IN JULY 1984. MR. SIART WAS ELECTED PRESIDENT AND CHIEF EXECUTIVE OFFICER OF FIRST INTERSTATE BANK OF CALIFORNIA IN JANUARY 1985, AND WAS NAMED CHAIRMAN OF THE BOARD IN DECEMBER 1985. MR. SIART IS ALSO A DIRECTOR OF SEVERAL OTHER FIRST INTERSTATE SUBSIDIARIES AND A MEMBER OF THE U.S. REGION BOARD OF DIRECTORS OF MASTERCARD INTERNATIONAL.

COMMITTEES: EXECUTIVE AND COMPLIANCE.
- ------------------------------------------------

[PHOTO OF RICHARD J.  RICHARD J. STEGEMEIER
STEGEMEIER]           CHAIRMAN OF THE BOARD
                      UNOCAL CORPORATION
                      (ENERGY RESOURCES)
                      Director since 1989
                      Age: 67

    MR. STEGEMEIER HAS BEEN CHAIRMAN OF UNOCAL CORPORATION SINCE APRIL 1989, AND WAS CHIEF EXECUTIVE OFFICER FROM JULY 1988 THROUGH APRIL 1994; HE WAS ALSO PRESIDENT FROM JULY 1988, THROUGH MAY 1992. FROM DECEMBER 1985 THROUGH JUNE 1988, HE WAS PRESIDENT AND CHIEF OPERATING OFFICER, AND PRIOR TO THAT TIME, HE SERVED AS SENIOR VICE PRESIDENT. MR. STEGEMEIER IS ALSO A DIRECTOR OF OUTBOARD MARINE CORPORATION, FOUNDATION HEALTH CORPORATION, NORTHROP GRUMMAN CORPORATION AND HALLIBURTON COMPANY.

COMMITTEES: NOMINATING (CHAIRMAN) AND COMPENSATION.

[PHOTO OF DANIEL M.   DANIEL M. TELLEP
TELLEP]               CHAIRMAN OF THE BOARD AND
                      CHIEF EXECUTIVE OFFICER
                      LOCKHEED CORPORATION
                      (AEROSPACE)
                      Director since 1991
                      Age: 63

    MR. TELLEP JOINED LOCKHEED IN 1955 AND SERVED AS PRESIDENT OF LOCKHEED MISSILES & SPACE COMPANY, INC. A WHOLLY-OWNED SUBSIDIARY OF LOCKHEED, FROM 1984 TO 1988. HE ALSO SERVED AS GROUP PRESIDENT-MISSILES AND SPACE SYSTEMS FROM 1986 TO 1988. FROM AUGUST 1988 TO DECEMBER 1988, MR. TELLEP SERVED AS PRESIDENT OF LOCKHEED CORPORATION, AND WAS ELECTED CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER ON JANUARY 1, 1989. HE IS ALSO A DIRECTOR OF SCECORP AND SOUTHERN CALIFORNIA EDISON COMPANY.

COMMITTEES: AUDIT AND COMPENSATION

                  INFORMATION REGARDING THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

    The Corporation's Board of Directors has six standing committees: Executive, Audit, Compensation, Compliance, Credit and Nominating. Except for the Executive and Compliance Committees, each of these committees is composed of members who are not officers or employees of the Corporation or its subsidiaries. The membership and principal responsibilities of those committees are described below. The Management Advisory Committee, a standing committee which met twice during 1994, was dissolved on May 4, 1994. Members of the Management Advisory Committee during 1994 were William F. Kieschnick (Chairman), John E. Bryson, George M. Keller and Richard J. Stegemeier.

  EXECUTIVE COMMITTEE

    Members: Edward M. Carson (Chairman), William F. Kieschnick, William F. Miller, J. J. Pinola, Forrest N. Shumway and William E. B. Siart.

    Between meetings of the Board of Directors, the Executive Committee has all powers which may be delegated to it under Delaware law. In general, the Executive Committee may supervise the management of all business of the Corporation except for matters which by law specifically require the action of the full Board or the stockholders. The Executive Committee did not meet during 1994.

  AUDIT COMMITTEE

    Members: Don C. Frisbee (Chairman), John E. Bryson, Ralph P. Davidson, Thomas L. Lee and Daniel M. Tellep.

    The Audit Committee reviews with the independent public accountants the scope and results of the annual audit, monitors the adequacy of the
Corporation's  system  of  internal   controls  and  procedures,  oversees   the
Corporation's internal audit activities, recommends the selection of the independent public accountants subject to approval of the Board and ratification by the stockholders, and meets periodically with representatives of bank regulatory agencies to discuss the condition of the Corporation and the subsidiary banks. Mary M. Gates served as a member of the Audit Committee until her death in June 1994. During 1994, the Audit Committee met six times.

  COMPENSATION COMMITTEE

    Members: George M. Keller (Chairman), John E. Bryson, William F. Kieschnick, Richard J. Stegemeier and Daniel M. Tellep.

    The Compensation Committee reviews and approves the compensation of all officers whose salary exceeds $150,000 per year other than officers who are also Directors, whose salaries are fixed by the Board of Directors. This Committee administers the several performance stock plans of the Corporation, providing for the award of stock, stock options and other derivative securities. The Committee also administers and makes awards under the Corporation's Executive Incentive Plan, Regional Executive Incentive Plan and Management Incentive Plan, and, if approved by the stockholders at the Annual Meeting of Stockholders, the new Corporate Executive Incentive Plan and the 1995 Performance Stock Plan. It also approves benefit plans and programs for the employees of the Corporation and its subsidiaries. During 1994, the Compensation Committee met seven times.

  COMPLIANCE COMMITTEE

    Members: William F. Miller (Chairman), Jewel Plummer Cobb, Myron Du Bain and William E. B. Siart.

    The Compliance Committee reviews the Corporation's compliance program, the laws and regulations governing its activities, the Corporation's response to changes in laws and regulations, and management reports on the effectiveness of subsidiaries' compliance activities. The Compliance Committee met five times during 1994.

  CREDIT COMMITTEE

    Members: Myron Du Bain (Chairman), William F. Miller, J. J. Pinola and Steven B. Sample.

    The Credit Committee reviews and approves all appropriate credit policies and Risk Management standards by which the Corporation's credit process is managed. This Committee reviews sufficient information on a regular basis to ensure that the credit process is managed consistent with the Corporation's policies and regulatory and accounting standards; meets periodically with representatives of bank regulatory agencies to discuss the condition of the Corporation and the subsidiary banks; reviews management's evaluation of the Corporation's credit risk elements and performance objectives; reviews, on a quarterly basis, management's evaluation of the Corporation's consolidated Allowance for Credit Losses; and reviews with the Corporation's independent public accountants any report or opinion related to the credit Risk Management process of the Corporation, including the adequacy of the Allowance. The Committee also reviews and approves the Corporation's independent credit review program and, on a regular basis, receives reports and recommendations made by the Corporation's Senior Credit Review Officer to ensure that the program is managed consistent with standards. The Credit Committee met five times during 1994.

  NOMINATING COMMITTEE

    Members: Richard J. Stegemeier (Chairman), Ralph P. Davidson, Myron Du Bain, George M. Keller, Steven B. Sample and Forrest N. Shumway.

    The Nominating Committee considers and reviews the qualifications of potential nominees for Director and recommends to the Board of Directors a slate of nominees for election as Directors at the Annual Meeting of Stockholders and, when vacancies occur, candidates for election by the Board of Directors. The Committee will consider nominees recommended by stockholders. Such recommendations for nominees for election at the 1996 Annual Meeting should be submitted in writing to the Committee in care of the Secretary of the Corporation at its address set forth on the first page of this Proxy Statement. During 1994, the Nominating Committee met one time.

    Under the Corporation's Bylaws, nominations of persons for election to the Board of Directors may be made at a meeting of stockholders by any stockholder of the Corporation, provided that the Secretary of the Corporation receives written notice not less than thirty (30) days nor more than sixty (60) days prior to the meeting. If less than forty (40) days' notice or prior public disclosure of the date of the meeting is given or made by the Corporation to stockholders, the notice of a nomination must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Notices of nominations must state the nominee's name, age, business and residential addresses and principal occupation or employment. The notice must also include the class and number of shares of the Corporation beneficially owned by such nominee and any other information about the nominee required to be disclosed in solicitations for proxies for the election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934. In addition, the notice must state the name and record address of the nominating stockholder and the class and number of shares of the Corporation beneficially owned by the stockholder. The Board of Directors believes that this notification procedure gives the Board and the stockholders a better opportunity to consider the qualifications of nominees for Director.

DIRECTORS' FEES AND OTHER COMPENSATION

    Directors who are salaried officers of the Corporation receive no fees as Directors of the Corporation. All other Directors are paid an annual retainer for Board service of $20,000, and an attendance fee of $1,000 and $600 for each Board and committee meeting attended, respectively. Directors are also reimbursed for any expenses incurred in connection with attendance at regular or special meetings of the Board or any of its committees. The Chairmen of the standing committees are paid an additional $5,000 annual retainer. The Corporation has a standard arrangement pursuant to which Directors may elect to defer all or part of their Directors' fees. During 1994 Messrs. Bryson, Du Bain, Keller and Dr. Sample deferred the annual retainer and all attendance fees.

    During 1994 the Corporation continued to provide Mr. Pinola, as former Chairman of the Board and Chief Executive Officer, with certain services and property, resulting in imputed income to him of approximately $15,511. The Corporation paid Mr. Pinola a tax gross-up amount of approximately $18,096 in connection with such imputed income.

DIRECTORS' RETIREMENT PLAN

    The Corporation adopted the First Interstate Bancorp Retirement Plan for Directors, effective January 1, 1988, to provide retirement benefits to eligible Directors who have not served as Directors while being employed by the Corporation or any of its subsidiaries, and who retire from Board service with at least five years of service as a Director. Each eligible Director is entitled to an annual retirement benefit equal to the annual retainer for Directors as in effect at the time of the eligible Director's resignation or retirement, or the Director may elect, not less than one year prior to retirement, to receive a lump sum payment upon retirement. Upon attainment of the later of age 65 or retirement, an eligible Director will receive one year of retirement payments for each year of service as an outside Director, with a maximum payment period of 20 years and with certain spousal rights in the event of death.

1991 DIRECTOR OPTION PLAN

    The First Interstate 1991 Director Option Plan ("Director Plan") was authorized by the Board of Directors on October 15, 1990, and approved by the Corporation's stockholders on April 19, 1991. A total of 200,000 shares of Common Stock has been reserved for issuance under the Director Plan, which provides for the non-discretionary granting of non-qualified options to purchase Common Stock to Directors who have not served as Directors while being employed by the Corporation or any of its subsidiaries. Each option grant is exercisable in its entirety one year from its date of grant. The Director Plan is designed to operate automatically and not require administration. To the extent that administration is necessary, the Director Plan is administered by the Compensation Committee of the Board of Directors.

    The purchase price of the Common Stock covered by each option is 100% of the fair market value of the stock on the date of the option grant. The options are generally non-transferable. Each option has a termination date, but in any event, all options granted under the Director Plan terminate upon the first to occur of the following events: (i) the expiration of ten years from the date the option is granted; (ii) the expiration of three months from the date an optionee ceases to serve as a Director for any reason other than death, disability or retirement eligibility; (iii) the expiration of one year from the date an optionee ceases to serve as a Director of the Corporation because of disability or death; (iv) the expiration of three years from the date an optionee ceases to serve as a Director of the Corporation if the Director is eligible for retirement benefits under the First Interstate Bancorp Retirement Plan for Directors; or (v) the termination of the Director Plan pursuant to its terms.

    Upon first being elected, each eligible Director is awarded an option to purchase 5,000 shares of Common Stock. Thereafter, on the first business day following each annual stockholders meeting of the Corporation, each eligible Director is granted an option to purchase 1,000 shares of Common Stock.

INSURANCE AGREEMENTS FOR DIRECTORS

    The Corporation purchased universal life insurance policies on the lives of outside Directors, except for Messrs. Lee and Davidson and Mrs. Gates. The death benefits of the policies depend on the length of time a Director has served and do not exceed $200,000 (except in the case of Mr. Pinola, whose death benefit is $2,000,000). The Corporation will continue to pay the premium on such policies for the period the Director remains a member of the Board. The Directors have entered into "split-dollar" life insurance agreements which provide that a Director will become fully entitled to the policy upon the occurrence of certain events, including continuation of service to a future date and resignation for good reason following a change in control. If a Director becomes entitled to the policy, the cash value of the policy reduces the payment of benefits under the Directors' Retirement Plan and deferrals of Director's fees. During 1994, the Directors covered by these insurance agreements received imputed income ranging from $30 to $13,160 and tax gross-up amounts ranging from $28 to $12,463 relating to such imputed income. The varying amounts were due to factors such as the Director's age and length of service.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

    During 1994, each incumbent Director of the Corporation attended at least 75% of the meetings of the Board of Directors and the committees on which he or she served, with the exception of Mr. Frisbee. The Board of Directors held ten meetings during the year 1994.

              BENEFICIAL OWNERSHIP OF THE CORPORATION'S SECURITIES

BY MANAGEMENT

    The following table sets forth the number of shares of each class of equity securities of the Corporation beneficially owned as of February 21, 1995 by each Director and executive officer named in the Summary Compensation Table and by all Directors and executive officers as a group, with the exception of shares held in the Employee Savings Plan, which are reported as of December 31, 1994. For the purposes of this Proxy Statement, beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of securities, regardless of any economic interest.

                                                                             COMMON STOCK     TOTAL     PERCENT OF
                                                                                OPTION        COMMON      COMMON
              NAME OF BENEFICIAL OWNER(1)                 COMMON STOCK(2)     SHARES(3)       STOCK        STOCK
- --------------------------------------------------------  ----------------  --------------  ----------  -----------
John E. Bryson(4)(5)....................................          1,140             6,500        7,640           *
Edward M. Carson(4)(6)..................................         31,644           223,750      255,394           *
Dr. Jewel Plummer Cobb..................................          1,776             6,514        8,290           *
James J. Curran(6)(7)...................................         21,891            64,750       86,641           *
Ralph P. Davidson.......................................          1,500             8,000        9,500           *
Myron Du Bain(4)........................................         28,939             8,000       36,939           *
Don C. Frisbee..........................................            872             3,000        3,872           *
Mary M. Gates(8)........................................          2,335             6,000        8,335           *
George M. Keller(4).....................................          5,896             5,000       10,896           *
William F. Kieschnick(4)................................          7,100             1,000        8,100           *
Thomas L. Lee...........................................          1,300             5,000        6,300           *
Dr. William F. Miller(4)................................          2,310             8,000       10,310           *
J. J. Pinola(4).........................................          8,842                 0        8,842           *
William S. Randall(5)(6)................................         29,690            86,250      115,940           *
Dr. Steven B. Sample....................................            500             6,500        7,000           *
Forrest N. Shumway(4)...................................          2,000             8,000       10,000           *
William E. B. Siart(6)..................................         46,254           168,750      215,004           *
Richard J. Stegemeier(4)................................          4,800             3,000        7,800           *
Daniel M. Tellep........................................            500             7,000        7,500           *
Bruce G. Willison(5)(6)(7)..............................         24,254            91,250      115,504           *
All Directors and executive officers as a group
  (30 persons)(4)(5)(6)(7)(8)(9)(10)(11)................        282,327         1,009,739    1,292,066        1.69%

- ---------
   *  Represents less than 1% of the outstanding Common Stock.
 (1) Subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares except as noted.

 (2)  Fractional shares resulting from participation in the Dividend Reinvestment and Stock Purchase Plan and the  Employee Savings Plan of First  Interstate
      Bancorp have been rounded to the nearest whole share.
 (3)  Reflects  the  number of  shares  that could  be  purchased by  exercise of options presently exercisable or exercisable  within 60 days from  February
      21, 1995, under the Corporation's stock option plans.
      Includes  the the  following shares  of Common  Stock held  by a  living or
 (4)  family trust formed by the named  individual in which voting or  investment power may be shared: Mr. Bryson, 500 shares; Mr. Carson, 30,482 shares; Mr.
      Du  Bain, 23,839  shares; Mr. Keller,  5,896 shares;  Mr. Kieschnick, 7,100 shares; Dr. Miller, 2,310  shares; Mr. Pinola,  8,842 shares; Mr.  Shumway,
      2,000  shares; and Mr. Stegemeier, 4,800 shares. Also includes 4,000 shares of Common Stock held in an Individual Retirement Account by Mr. Du Bain.
 (5)  Includes shares held jointly, or in  other capacities, as to which in  some cases beneficial ownership may be disclaimed.
 (6)  Includes  the following shares held by  the Trustee of the Employee Savings
      Plan in the accounts of the named individuals as of December 31, 1994:
            Edward M. Carson .......................................     801
            William E. B. Siart ....................................  16,527
            William S. Randall .....................................   9,830
            Bruce G. Willison ......................................   4,972
            James J. Curran ........................................  13,338
            All executive officers as a group (15 persons) .........  56,479
 (7)  Includes the following performance units awarded pursuant to the 1991, 1992 and 1993 annual incentive plans and issued under the 1991 Performance Stock
      Plan (each performance stock unit represents one share of Common Stock):
            Mr. Willison ...........................................   1,777
            Mr. Curran .............................................   1,543
            All executive officers as a group (15 persons) .........   7,692
      The performance stock units will be paid  in Common Stock or cash upon  the
      occurrence   of  certain  events,  at  the  executive  officer's  election, including the first to occur of termination of employment, retirement or  a specified  date. Additional performance unit  credit will be received based on the value of dividends paid on the underlying performance stock units.
 (8)  Mrs. Gates' stock ownership is reported as of June 9, 1994, the date of her death.
 (9)  Includes 97,213 shares of Common Stock  held in living or family trusts  in which voting or investment power may be shared.
(10)  No Directors or executive officers owned any shares of Series F or Series G
      Preferred Stock of the Corporation.
(11)  Includes  shares of Restricted Stock  awarded by the Compensation Committee pursuant to the Corporation's 1991 Performance Stock Plan.

BY OTHERS

    The following entities are the only stockholders known to the Corporation to be the beneficial owners of more than 5% of the Corporation's equity securities outstanding at December 31, 1994:

                                                                    AMOUNT AND
                                                                     NATURE OF
                                 NAME AND ADDRESS OF                BENEFICIAL    PERCENT OF
 TITLE OF CLASS                   BENEFICIAL OWNER                   OWNERSHIP       CLASS
- -----------------  -----------------------------------------------  -----------  -------------
Common Stock       DI Associates and KKR Associates                  6,131,693(1)        8.26%
                    c/o Kohlberg Kravis
                    Roberts & Co.
                    9 West 57th Street
                    New York, NY 10019
Common Stock       Oppenheimer Group, Inc.                           5,170,191(2)        6.78%(2)
                    Oppenheimer Tower,
                    World Financial Center
                    New York, NY 10281

- ---------
(1) This information is based upon a Schedule 13D dated February 3, 1993 filed with the Securities and Exchange Commission ("SEC") jointly by DI Associates ("DI") and KKR Associates ("KKR"). DI and KKR have sole voting and dispositive power as to all of the shares.

(2) This information is based upon a Schedule 13G dated February 1, 1995 filed with the SEC by Oppenheimer Group, Inc. ("Group"), as a parent holding company on behalf of Oppenheimer & Co., L.P. and Group's subsidiary companies and/or certain investment advisory clients or discretionary accounts of such subsidiaries. Group does not have sole voting and dispositive power with respect to any of the shares, and has shared voting and dispositive power as to all of the shares. An investment advisory subsidiary, Oppenheimer Capital, has shared voting and dispositive power as to 5,130,281 of such shares, and sole voting and dispositive power as to none of the shares.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers and Directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

    The Corporation believes that during 1994 it complied with all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten percent beneficial owners, except for the following reports. One report on Form 4 was filed late for Mr. Davidson, who inadvertently failed to report the sale in 1994 of 500 shares of Common Stock by his wife. An amended Form 4 reflecting the sale was filed approximately one month after the due date. An amended Form 4 was also filed in 1994 for Mr. Willison to reflect his gift in 1992 of 50 shares of Common Stock to his son; the amendment was filed immediately upon his discovery of the omission.

    PURSUANT TO ITEM 402(A)(9) OF REGULATION S-K OF THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION AND THE COMMON STOCK PERFORMANCE GRAPH ON PAGE 21 SHALL NOT BE DEEMED TO BE FILED WITH THE SEC FOR PURPOSES OF THE SECURITIES EXCHANGE ACT OF 1934. IN ADDITION, THEY SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY OF THE CORPORATION'S PAST OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The members of the First Interstate Bancorp Compensation Committee are all non-employee Directors, and no member of the Committee is a former officer or employee of the Corporation or any of its subsidiaries. Mr. Stegemeier was selected by the Board of Directors to serve on the Compensation Committee on May 4, 1994, and participated in the modification of existing employment agreements, the evaluation of corporate and regional performance and the assignment of incentive awards for 1994.

    The Compensation Committee of the Board is committed to providing a total compensation program which supports the Corporation's business strategy and enhances shareholder value. The Committee is responsible for the review and approval of total compensation elements, including the competitive market posture, the level of pay at risk, and the mixture of pay components for the Corporation's executives and key management employees. In addition to these broad responsibilities, the Compensation Committee reviews and approves employment agreements, base salary increases, annual incentive awards and stock option grants to executives and other key management employees, including the five named executives on the Summary Compensation Table in the Proxy Statement. The base salaries of the Chairman of the Board and Chief Executive Officer and the President receive final approval from the Board of Directors.

COMPENSATION PHILOSOPHY

    The Corporation's overall compensation philosophy, endorsed by the Compensation Committee, is to encourage and reward financial performance and, through the encouragement of stock ownership, to align the interests of management with those of the stockholders. The Committee bases its compensation decisions on the executives' performance, as defined in this Report, and experience and on the competitive compensation levels at other banks. The banks with which the Corporation compares its compensation levels include a group of superregional banks with similar characteristics as the Corporation and its subsidiary banks, i.e., retail focus, multi-state operations, with a minimum of 400 branches and $20 billion in assets. Many of these banks are represented in the KBW 50 Index published by Keefe, Bruyette & Woods, Inc., which is used by the Corporation as its peer comparison on the Common Stock Performance Graph in the Proxy Statement.

    The decisions of the Compensation Committee are based on the principle that a substantial portion of annual compensation for the Chairman of the Board and Chief Executive Officer and the President and other executive officers should be contingent upon the Corporation's performance and return to stockholders. Officers and employees participating in the executive incentive plans have approximately 50% to 55% of their direct compensation (base salary plus bonus) dependent on measured achievement of corporate and regional goals.

COMPENSATION PROGRAM ELEMENTS

    The Corporation's executive compensation program consists of three elements:

    -- Base salary

    -- Annual incentive compensation

    -- Long-term incentive compensation

  BASE SALARY

    Each executive officer's base salary is reviewed annually. When determining salary levels, the Compensation Committee considers internal equity (the relationship of an executive's salary to the value of his or her position to the Corporation as measured by the midpoint of the position's salary grade and the appropriateness of such salary level compared to the salaries of other executives), the average of competitive pay practices and the executive's performance. While all three of these determinants are considered by the Committee, adjustments to salaries are based on individual performance. Competitive salary data enables the Compensation Committee to assess the salary of each executive officer relative to the market, and internal equity considerations require the differentiation of salaries based on job size, experience, responsibility level and organizational complexity. The base salaries of executives range from somewhat below the median to slightly above the median of the competitive market. The 1994 base salary increases approved for executive officers, including the five named executives on the Summary Compensation Table in the Proxy Statement, reflected the Committee's assessment that these executives contributed substantially to the Corporation's performance in exceeding its overall goals, as described below.

  1994 ANNUAL INCENTIVE COMPENSATION

    The Corporate Executive Incentive Plan (the "Executive Incentive Plan"), the Regional Executive Incentive Plan and the Management Incentive Plan provide annual incentive compensation opportunities to executive officers based on the Corporation's performance and the performance of the subsidiary banks.

    Incentive awards for Mr. Carson and Mr. Siart are based on the performance of the entire Corporation against goals established by the Committee at the start of the year. The awards for the Chief Executive Officers of the California, Texas, Northwest and Southwest regions are based 50% on the achievement of specific regional goals, as set at the beginning of each year, and 50% on the Corporation's performance. The objectives are established by executive management and reviewed and approved by the Compensation Committee. The specific goal categories and their weighting for the Corporation and for the regions are identified below. The actual level of performance required for each of the goals is confidential for competitive reasons.

    The primary goal category for the Corporation for 1994 was return on equity, with 50% weighting based on the Corporation's performance relative to the peer bank group median return on equity over an eleven year historical performance period. The remaining 50% weighting was based on the Corporation's performance relative to the peer bank group median return on equity in 1994. Performance against both goals placed the Corporation in the highest performing quartile of its peer group.

    Each of the four regions had their own unique objectives for net income, revenue and efficiency ratio (which measures expenses relative to revenue). The weights for the goal categories in all four regions were 60% net income, 20% revenue and 20% efficiency ratio. Three of the four regions exceeded all of their goals, while all four exceeded their net income goals.

    The incentive awards for the Chairman of the Board and Chief Executive Officer and the President were directly based on the Corporation's achievement percentage against its goals applied to the target award percentage for these two positions. Fifty percent (50%) of the incentive awards for the regional Chief Executive Officers was directly linked to their own region's performance against the region's goals described above, and 50% was linked to the Corporation's performance against its goals, also described above.

    The executive officers serving on the Corporation's Executive Operating Committee, including the five named executives on the Summary Compensation Table, receive 25% of their annual incentive award in stock. Such executive officers may elect to defer payment of the stock award in the form of performance stock units, each of which represents one share of Common Stock. Any dividends paid on the Common Stock underlying the performance stock units are credited and converted into additional performance stock units. At the time of distribution, shares of Common Stock will be issued equal to the number of whole performance stock units, and any fractional performance stock unit will be payable in cash.

    Executive officers who do not participate in either the Executive Incentive Plan or Regional Executive Incentive Plan participate in the Management Incentive Plan. The Managment Incentive Plan provides for awards based on a blend of corporate performance and the performance of the unit by which the participant is employed. Adjustments are made to the blended awards based on individual performance.

  LONG-TERM INCENTIVE COMPENSATION

    The Compensation Committee believes that awards of stock options promote the interests of the stockholders by providing performance incentives to senior executives and key employees who are responsible for the management, growth and financial success of the Corporation. Options are priced at 100% of the market value on the date of grant, and the Compensation Committee's policy precludes any subsequent repricing of options. Since recipients of stock options will not profit from their options until the price of the Corporation's stock exceeds the grant price, the executives are motivated to manage their businesses in ways that over the long term will benefit stockholders through increased stock price.

    The Chairman of the Board and Chief Executive Officer considers the level of the optionee's job responsibility, his or her potential impact on the Corporation's performance and the median to 75th percentile of competitive practice in arriving at the number of shares to be recommended to the Compensation Committee. Stock option guidelines have been established using the Black-Scholes Pricing Model. Each year, the Corporation uses compensation surveys published by various consulting firms and compares the present value of its option grants to the competitive market long-term incentive value, also measured by the Black-Scholes Pricing Model. The competitive market as surveyed by the consultants includes the same superregional banks described above in the section on Compensation Philosophy. Organizational performance and individual performance are also factors which serve to increase or decrease option recommendations from the guidelines. The regional Chief Executive Officers' option grants in 1994 were at the median of competitive practice as calculated by the Black-Scholes Pricing Model.

    The Committee, in granting options, did not consider either the amount and value of options currently held or the number of shares owned by those individuals who were granted options in 1994. The Corporation has established ownership level guidelines for equity holdings in the Corporation by senior managers.

    The Corporation does not grant tandem stock appreciation rights to its executive officers. In addition, the Corporation currently uses restricted stock as a compensation vehicle only on a very selective basis.

  COMPENSATION OF MR. CARSON

    In assessing the accomplishments of Mr. Carson, the Compensation Committee considered that, under his direction, the results for 1994 demonstrate continued significant strengthening in the Corporation's performance. Net income for the Corporation for 1994 was $733.5 million, compared to income of $561.4 million for 1993, which is before the cumulative effect of accounting changes and an extraordinary item. Return on average common equity for the Corporation in 1994 was 21.56%, up from 17.33% in 1993 and significantly higher than the peer bank group median return on equity of 16.59% for 1994. The Corporation's return on average assets for 1994 was 1.38%, compared to 1.14% in 1993. In addition, no provision for credit losses for the Corporation was reported for 1994.

    The Compensation Committee believes that Mr. Carson's base salary should approximate the average of the competitive market and that his total compensation, including incentive pay, should be related to the Corporation's performance as compared to its competitive market. The Corporation's performance for 1994 as compared to its competitive market was in the top quartile for return on equity.

    Mr. Carson's 1994 base salary is slightly above the median base salary of chief executive officers of the banks identified above as the Corporation's competitive market. His direct compensation for 1994 is estimated to be between the 50th and 75th percentiles when compared to the Corporation's competitive market. In determining his 1994 incentive award, the Committee took into account Mr. Carson's accomplishments as specified above.

    The present value of the 1994 grant to Mr. Carson of 50,000 options, as determined by the Black-Scholes Pricing Model, was approximately 25% lower than the competitive market long-term incentive value. In Mr. Carson's case, the option grant will have an effective term of four years, instead of the normal ten years, when he retires this year. The Black-Scholes valuation methodology results in a lower value as the term of the grant shortens.

    In addition to the annual incentive compensation awarded to Mr. Carson under the Executive Incentive Plan and the 1991 Performance Stock Plan, the Committee made an award to him in recognition of his significant contribution to the Corporation.

  THE TAX DEDUCTIBILITY LIMITATION

    As a result of the OMNIBUS BUDGET RECONCILIATION ACT of 1993, Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that any publicly held corporation will be denied a deduction for compensation paid to a "covered employee" to the extent that the compensation exceeds $1,000,000. The deduction limit applies to any compensation that could otherwise be deducted except for specific types of payments. As one of the exclusions, the deduction limit does not apply to "compensation that meets the requirements for performance-based compensation".

    Under the requirements for performance-based compensation set forth in the proposed Internal Revenue Service regulations, compensation will not be subject to the deduction limit if (1) it is payable on account of the attainment of one or more performance goals; (2) the performance goals are established by a compensation committee of the board of directors; (3) the material terms of the compensation and the performance goals are disclosed to and approved by the stockholders before payment; and (4) the compensation committee certifies that the performance goals have been satisfied before payment.

    Awards issued under First Interstate's 1991 Performance Stock Plan satisfy the requirements of the regulations, because the 1991 Performance Stock Plan was approved by the stockholders in accordance with Section 16(b) of the Securities Exchange Act of 1934 and because the Plan provides for an aggregate limit on the number of shares with respect to which awards may be made under the Plan. At the 1995 Annual Meeting, the 1995 Performance Stock Plan will be presented to the stockholders for their approval. If approved by the stockholders, the Corporation believes that stock options granted under this Plan, and stock awards issued under this Plan which are based upon the achievement of the performance goals established under the Executive Incentive Plan, will satisfy the requirements for performance-based compensation set forth in the proposed Internal Revenue Service regulations.

    The Compensation Committee has decided to introduce in 1995 additional goal categories to the annual Executive Incentive Plan which should serve to enhance its qualification as performance-based compensation. The additional goal categories will affect those executives who are identified in the statute as "covered employees". Under Section 162(m) of the Code, the term "covered employees" refers to the Chief Executive Officer and those individuals whose compensation is required to be reported to the stockholders under the Securities Exchange Act of 1934 who are employed on the last day of the taxable year.

    Therefore, the Proxy Statement contains a detailed description of the terms and conditions of the Executive Incentive Plan, including the class of employees eligible to receive compensation under performance goals, a general description of the terms of the goals and the maximum dollar amount that could be paid to any one participant for the plan years 1995 through 1999 if the performance goals are satisfied. At the 1995 Annual Meeting of Stockholders, the Executive Incentive Plan will be presented to the stockholders for their approval. The Board of Directors adopted the Executive Incentive Plan on February 21, 1995, subject to the approval of the stockholders.

EMPLOYMENT AGREEMENTS

    In 1994, the Compensation Committee invited an independent outside compensation consulting firm to assess the appropriateness of the Corporation's existing executive Employment Agreements. The consultant's review included a review of current practices with respect to such agreements by employers of similar size across major industries and within the banking segment peers. The consultant's report to the Committee suggested that modifications to certain elements within these Employment Agreements were appropriate in order to ensure the effectiveness, and to maintain the overall competitiveness, of the Corporation's Employment Agreements. Amended and Restated Employment Agreements were therefore reviewed and approved by the Compensation Committee on June 20, 1994 and by the Board of Directors on July 18, 1994. It is the Committee's belief that, upon a termination of employment, a minimum amount of disruption takes place when the terms and conditions of payments and benefits upon termination have been incorporated into an agreement. In addition, the agreements also serve to enhance continuity of management in the event of a change in control.

    Therefore, the Proxy Statement contains a description of the terms and conditions of the Employment Agreements, as amended and restated, including the class of employees eligible for these Agreements.

                                          COMPENSATION COMMITTEE OF THE BOARD OF
                                          DIRECTORS

                                          George M. Keller, Chairman
                                          John E. Bryson
                                          William F. Kieschnick
                                          Richard J. Stegemeier
                                          Daniel M. Tellep

                         COMMON STOCK PERFORMANCE GRAPH

    The following Common Stock Performance Graph compares the yearly percentage change, on a dividend reinvested basis, in the cumulative total stockholder return on the Common Stock with the cumulative total return of the Standard & Poor's 500 Stock Index (which includes the Corporation) and the KBW 50 Index, published by Keefe, Bruyette & Woods, Inc., for the five-year period commencing December 31, 1989. The stock price performance depicted in the Performance Graph is not necessarily indicative of future price performance.

              COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN (1)
            FIRST INTERSTATE BANCORP, S&P 500 INDEX AND KBW 50 INDEX

                                                     1989       1990       1991       1992       1993       1994
                                                   ---------  ---------  ---------  ---------  ---------  ---------
FIRST INTERSTATE BANCORP                           $  100.00  $   63.94  $   85.88  $  137.40  $  192.99  $  211.22
KBW 50 INDEX                                       $  100.00  $   71.81  $  113.67  $  144.84  $  182.86  $  145.07
S & P 500 INDEX                                    $  100.00  $   96.89  $  126.41     136.04  $  149.75  $  151.73

- ------------
(1) ASSUMES $100 INVESTED ON DECEMBER 31, 1989 IN FIRST INTERSTATE BANCORP COMMON STOCK, S&P 500 INDEX AND KBW 50 INDEX AND ASSUMES QUARTERLY DIVIDEND REINVESTMENT.

             EXECUTIVE OFFICERS' COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table sets forth the compensation for the Chief Executive Officer of the Corporation and the four most highly compensated executive officers of the Corporation (other than the Chief Executive Officer) who served as executive officers on December 31, 1994:

                           SUMMARY COMPENSATION TABLE

                                                                                   OTHER
                                                    ANNUAL COMPENSATION            ANNUAL
                                                ----------------------------      COMPEN-
NAME AND PRINCIPAL POSITION               YEAR  SALARY ($)(1)   BONUS ($)(2)   SATION ($)(3)
- ----------------------------------------  ----  -------------   ------------   --------------
Edward M. Carson                          1994    $783,333        $1,500,000        --
 Chairman of the                          1993     784,133         1,062,000        --
 Board (7)                                1992     718,967         1,118,000
William E.B. Siart                        1994     629,500           930,000        --
 President and                            1993     645,358           836,000        --
 Chief Executive Officer (8)              1992     571,483           884,000
William S. Randall                        1994     440,852           498,400        --
 Executive Vice                           1993     453,833           453,000        --
 President and Chief Operating Officer    1992     408,833           491,000
 (9)
Bruce G. Willison                         1994     430,833           513,300        --
 Chief Executive                          1993     405,833           455,000        --
 Officer, California Region (10)          1992     381,967           484,000
James J. Curran                           1994     375,004           444,600        --
 Chief Executive Officer,                 1993     374,200           395,000        --
 Northwest Region (11)                    1992     357,500           415,000

                                                  LONG-TERM COMPENSATION
                                          --------------------------------------

                                                     AWARDS
                                          ----------------------------   PAYOUTS
                                                           SECURITIES    -------
                                           RESTRICTED      UNDERLYING     LTIP
                                              STOCK         OPTIONS/     PAYOUTS        ALL OTHER
NAME AND PRINCIPAL POSITION               AWARDS ($)(4)   SARS (#)(5)      ($)     COMPENSATION ($)(6)
- ----------------------------------------  -------------   ------------   -------   -------------------
Edward M. Carson                               -0-           50,000        -0-           $56,699
 Chairman of the                               -0-           75,000        -0-            35,229
 Board (7)                                     -0-           60,000        -0-
William E.B. Siart                             -0-           30,000        -0-            19,638
 President and                                 -0-           45,000        -0-            18,556
 Chief Executive Officer (8)                   -0-           45,000        -0-
William S. Randall                             -0-           17,000        -0-            14,530
 Executive Vice                                -0-           20,000        -0-            22,839
 President and Chief Operating Officer         -0-           20,000        -0-
 (9)
Bruce G. Willison                              -0-           17,000        -0-            11,420
 Chief Executive                               -0-           20,000        -0-            25,057
 Officer, California Region (10)               -0-           20,000        -0-
James J. Curran                                -0-           17,000        -0-            12,877
 Chief Executive Officer,                      -0-           20,000        -0-            11,383
 Northwest Region (11)                         -0-           18,000        -0-

- ----------
 (1) Included in this column are salaries and directors' fees paid for services rendered to the Corporation's subsidiaries before any salary reduction for contributions to the Corporation's Employee Savings Plan under section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), and salary reductions for contributions for welfare plan coverages under section 125 of the Code.

 (2) The bonus amounts are payable pursuant to the Corporation's Executive Incentive Plan, Regional Executive Incentive Plan and 1991 Performance Stock Plan, as applicable. In addition, the bonus for Mr. Carson includes an award in recognition of his significant contribution to the Corporation. This column reflects amounts awarded, even if deferred.

 (3) "Other Annual Compensation", if any, is only required to be reported for 1993 and 1994; amounts which total the lesser of $50,000 or 10% of the total annual salary and bonus for the named executive officer have been omitted.

 (4) Of the persons named above, only Mr. Randall had restricted stock holdings at December 31, 1994, aggregating 3,000 shares with a value of $202,857, based on a year-end stock price of $67.625. None of the restricted stock awards vested in less than three years from the date of grant. Holders of restricted stock accrue dividends at the same time and at the same rate as other holders of Common Stock. In the event of a change in control of the Corporation, the restrictions on restricted stock lapse immediately. Restricted stock awards are valued at the closing stock price on the date of grant.

 (5) No tandem Stock Appreciation Rights ("SARs") have been granted since 1991, and no freestanding SARs have ever been granted.

 (6) "All Other Compensation" is only required to be reported for 1993 and 1994.
     The  total amounts shown in this column  for 1994 consist of the following:
     (i) Mr. Carson,  $23,500 for matching  Corporation contributions under  the
     Employee  Savings  Plan  and  Supplemental Savings  Plan;  $29,955  for the
     benefit attributable to payments of  premiums on universal life  insurance;
     and  a tax gross-up  amount of $3,243  relating to brokerage  fees on stock
     option  exercises;  (ii)  Mr.  Siart,  $18,450  for  matching   Corporation
     contributions  under  the Employee  Savings  Plan and  Supplemental Savings
     Plan; and $1,188 for  the benefit attributable to  payments of premiums  on
     universal   life  insurance;  (iii)  Mr.   Randall,  $13,726  for  matching
     Corporation contributions under the Employee Savings Plan and  Supplemental
     Savings  Plan;  and  $1,304 for  the  benefit attributable  to  payments of premiums on  universal  life  insurance; (iv)  Mr.  Willison,  $10,675  for matching  Corporation  contributions under  the  Employee Savings  Plan and
     Supplemental Savings  Plan;  and  $745  for  the  benefit  attributable  to payments  of  premiums on  universal life  insurance;  and (v)  Mr. Curran,
     $11,250 for matching Corporation  contributions under the Employee  Savings
     Plan and Supplemental Savings Plan; and $1,627 for the benefit attributable to  payments of premiums  on universal life  insurance. The Corporation has purchased universal  life insurance  policies  on the  lives of  the  named executives, who have no immediate right to receive the cash surrender value of  the policies and may never have any right to receive the cash surrender value. If, and  only if, certain  conditions are met,  will the  executives become  vested in the  cash surrender value.  An executive's benefits under various deferred compensation plans  will be reduced  dollar for dollar  by the  amount of the cash surrender value of the policy at the time it vests.
     The premiums paid on the policies are designed to produce a cash  surrender value which is less than the accrued benefits under the various plans.

 (7) Mr. Carson also served as Chief Executive Officer of the Corporation through December 31, 1994.

 (8) Mr. Siart served as President of the Corporation throughout 1994, and was also named its Chief Executive Officer on January 1, 1995.

 (9) Mr. Randall became Executive Vice President and Chief Operating Officer of the Corporation on January 1, 1995. He was Chief Executive Officer,
     Southwest Region, through December 31, 1994, and also served as Chairman of the Board, President and Chief Executive Officer of First Interstate Bank of Arizona through December 31, 1994.

(10) Mr. Willison serves as Chairman of the Board, President and Chief Executive
     Officer of First Interstate Bank of California.

(11) Mr. Curran's position includes serving as Chairman of the Board, President and Chief Executive Officer of First Interstate Bank of Oregon, and Chief
     Executive Officer and President of First Interstate Banks of Idaho, Montana and Washington.

STOCK OPTIONS

    The following tables summarize grants of options and exercises of options to purchase Common Stock during 1994 to or by the executive officers of the Corporation named in the Summary Compensation Table above, and the grant date present value of options held by such persons at the end of 1994. All outstanding SARs were surrendered by the executive officers of the Corporation in 1993, and no SARs were granted during 1994.

                  OPTION/SAR GRANTS IN LAST FISCAL YEAR (1994)

                                                NUMBER OF       % OF TOTAL
                                               SECURITIES      OPTIONS/SARS     EXERCISE OR
                                               UNDERLYING       GRANTED TO       BASE PRICE                GRANT DATE
                                              OPTIONS/SARS     EMPLOYEES IN      PER SHARE    EXPIRATION     PRESENT
                    NAME                      GRANTED(#)(1)     FISCAL YEAR        ($/SH)        DATE       VALUE(2)
- --------------------------------------------  -------------  -----------------  ------------  -----------  -----------
Edward M. Carson............................       50,000              6.0%      $   66.875       1/2/98    $ 672,000(3)
William E. B. Siart.........................       30,000              3.6           66.875      2/22/04      426,900(4)
William S. Randall..........................       17,000              2.0           66.875      2/22/04      241,910(4)
Bruce G. Willison...........................       17,000              2.0           66.875      2/22/04      241,910(4)
James J. Curran.............................       17,000              2.0           66.875      2/22/04      241,910(4)

- ---------
(1) Options were granted under the 1991 Performance Stock Plan, which provides for the granting of options at an option exercise price of 100% of the fair market value of the stock on the date of grant. Options granted in 1994 are exercisable beginning 12 months after the grant date, with 25% of the shares covered thereby becoming exercisable at that time and with an additional 25% of the option shares becoming exercisable on each successive anniversary date, with full vesting occurring on the fourth anniversary date. Mr. Carson's options vest according to the same schedule, except that any unexercised options will become immediately exercisable upon his retirement in 1995. In the event of a change in control of the Corporation, stock options become immediately exercisable to their full extent.

(2) Present market value determinations were made using the Black-Scholes option pricing model. There is no assurance that any value realized by optionees will be at or near the value estimated by that model. The ultimate values of the options will depend on the future market price of the Common Stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend upon the excess, if any, of the market value of the Common Stock on the date the option is exercised over the exercise price of the option. The assumptions and calculations used for the model were provided to the Corporation by an independent consulting firm.

(3) The estimated grant date present value for Mr. Carson under the Black-Scholes model is based on the following assumptions and adjustments:
      an exercise price of $66.875 per share, equal to the fair market value of the underlying stock on the date of grant; an annual dividend yield of $2.00 per share, representing the annualized dividend paid on a share of Common Stock at the date of grant; a stock price volatility of 27.898%, based on daily stock prices for the one-year period prior to the grant date; and an option term of four years to reflect that he will retire in 1995. In addition, the calculation was based  on an interest  rate of 5.12%,  representing the interest  rate on a
     U.S.  Treasury  security  on  the  date  of  grant  with  a  maturity  date
     corresponding   to  that  of  the  four-year  option  term.  Reductions  of approximately 5.0% were made to  reflect the probability of forfeiture  due to  termination prior  to vesting, and  approximately 5.72%  to reflect the probability of a  shortened option  term due to  termination of  employment prior to the option expiration date.

(4)  The  estimated grant  date present value  under the  Black-Scholes model is based on  the  same  assumptions  and adjustments  used  to  calculate  Mr.
     Carson's  present  value as  to exercise  price, volatility  and dividends.
     Different assumptions and adjustments were  made, however, as follows:   an
     option  term  of 10  years;  an interest  rate  of 5.97%,  representing the interest rate on  a U.S.  Treasury security  on the  date of  grant with  a maturity  date  corresponding  to that  of  the ten-year  option  term; and
     reductions of approximately 21.70% to reflect the probability of forfeiture due to termination prior  to vesting, and  approximately 13.39% to  reflect the probability of a shortened option term due to termination of employment prior to the option expiration date.

           AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR (1994)
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                  OPTIONS/SARS          IN-THE-MONEY OPTIONS/SARS
                                                            AT FISCAL YEAR-END(#)(3)    AT FISCAL YEAR-END($)(4)
                          SHARES ACQUIRED       VALUE      --------------------------  ---------------------------
         NAME            ON EXERCISE(#)(1)  REALIZED($)(2) EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
- -----------------------  -----------------  -------------  -----------  -------------  ------------  -------------
Edward M. Carson.......         42,000       $ 1,126,375      132,000        145,000   $  3,922,938   $ 2,235,000
William E.B. Siart.....          4,000           132,000      132,000         93,000      3,579,313     1,528,313
William S. Randall.....          7,000           290,125       69,250         44,750      1,810,781       673,469
Bruce G. Willison......          1,600            62,000       73,250         45,750      1,951,906       707,594
James J. Curran........          3,000           126,875       48,250         43,750      1,463,781       643,219

- ---------
(1) No tandem SARs have been granted since 1991, and no freestanding SARs have ever been granted. All unexercised SARs were surrendered in 1993.

(2) Value is based upon the difference between the market value at the date of exercise and the exercise price.

(3) In the event of a change in control of the Corporation, stock options become immediately exercisable to their full extent.

(4) Value is based upon the difference between the market value at the end of 1994 and the exercise price.

PENSION PLANS

    The following table indicates the estimated annual benefit payable to a covered participant at normal retirement age under The Retirement Plan for Employees of First Interstate Bancorp and its Affiliates ("Retirement Plan") based on covered compensation and years of service with the Corporation and its subsidiaries. The table includes benefits under the Corporation's Excess Benefit Retirement Plan ("Excess Plan") and Supplemental Executive Retirement Plan ("SERP"), both of which are unfunded. The Excess Plan provides benefits that would otherwise be denied a participant by reason of certain Internal Revenue Code limitations on the Retirement Plan. The SERP covers a select group of management who have attained age 55 and supplements the basic Retirement Plan by including bonuses in the definition of covered compensation.

                               PENSION PLAN TABLE

                                  YEARS OF SERVICE(1)
               ----------------------------------------------------------
REMUNERATION    15 YEARS    20 YEARS    25 YEARS    30 YEARS    35 YEARS
- -------------  ----------  ----------  ----------  ----------  ----------
 $   300,000   $   83,677  $  111,569  $  139,461  $  167,353  $  195,245
     400,000      112,177     149,569     186,961     224,353     261,745
     500,000      140,677     187,569     234,461     281,353     328,245
     600,000      169,177     225,569     281,961     338,353     394,745
   1,200,000      340,177     453,569     566,961     680,353     793,745
   1,400,000      397,177     529,569     661,961     794,353     926,745

- ---------
(1) The maximum number of years of service that may be credited under the pension plans is 35. Mr. Carson has 43 years of service, of which 35 years of service are credited.

    The compensation covered by the pension plans for the individuals named in the Summary Compensation Table includes basic monthly salary or wage rate and certain bonuses described in the Summary Compensation Table and excludes director's fees, amounts paid for life insurance premiums, matching amounts under the Corporation's Employee Savings Plan and imputed income. The remuneration of a participant is an average of the compensation (as stated in the Summary Compensation Table) covered by such plans for the five of the last ten calendar years of the participant's employment with the Corporation for which such average is highest. The remuneration covered by the pension plans for Mr. Carson is $1,296,111; Mr. Siart, $549,000; Mr. Randall, $396,004; Mr.
Willison, $372,000; and Mr. Curran, $525,727. The credited service in full years for Mr. Carson is 35 years; Mr. Siart, 16 years; Mr. Randall, 25 years; Mr. Willison, 16 years; and Mr. Curran, 17 years. The benefits shown in the table are computed on a single-life annuity basis and are not reduced or adjusted for receipt of Social Security benefits or other offset amounts.

EMPLOYMENT AGREEMENTS

    In January, 1995, the Corporation entered into amended and restated employment agreements with certain of its key executives which are designed to encourage them to remain employees of the Corporation by providing them with greater security. Similar agreements have been entered into between some of the Corporation's bank subsidiaries and certain of their key executives. Messrs. Siart, Randall, Willison and Curran are parties to such agreements.

    Absent a change in control as defined in the agreements, the amended and restated employment agreements are continuous and generally may be terminated with 14 months' notice. The agreements, as amended, provide for liquidated damages equal to 24 months' base salary in the event that the executive is terminated for a non-allowable reason. Unless the Corporation decides otherwise, such damages are payable at the same time and in the same manner as if the executive had remained employed by the Corporation.

    As defined in the agreements, as amended, a change in control occurs when any person or group becomes the beneficial owner of the Corporation's securities having 20% or more of the combined voting power of its then outstanding securities, when a majority of the Corporation's Board of Directors is replaced as a result of a contest for the election of Directors, or upon the occurrence of certain mergers, acquisitions and other events.

    In the event of a change in control, the term of the agreements, as amended, is extended to the date two years following the change in control, and the duties of executives may not thereafter be modified. In addition, if an executive is terminated without cause, as defined in the agreements, after a change in control, such person is entitled to a payment equal to the sum of three times annual base salary and target bonus for the year in which the executive's employment terminates, an amount equivalent to three additional years of participation in the Corporation's retirement plan, and $30,000 to cover the cost of three years' health and welfare benefit plan coverage. A prorated portion of any bonus that may be accelerated as a result of a change in control will be deducted from the payment. Such a payment to an executive is payable as a cash lump sum within ten days following termination of employment.

    Mr. Carson remains a party to the original employment agreement entered into effective January 1, 1990, due to his retirement as Chief Executive Officer of the Corporation at the end of 1994, and his upcoming retirement in April as Chairman. Mr. Carson's employment agreement is similar to the amended and restated employment agreements described above, except that his agreement provides for liquidated damages equal to 12 months' base salary if he is terminated for a non-allowable reason, and that upon the attainment of age 65, no additional amounts would be payable in respect of termination of employment following a change in control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During 1994, the Compensation Committee of the Corporation's Board of Directors consisted of Messrs. Keller (Chairman), Bryson, Kieschnick, Stegemeier and Tellep.

    The Corporation instituted an executive loan program on January 14, 1991 to provide fixed rate principal residence mortgage loans and general purpose loans at favorable rates to members of the Managing Committee of the Corporation. All loan requests under the new executive loan program require the approval of the Chairman or the President of the Corporation and the Compensation Committee of the Board of Directors and are documented in accordance with standard requirements for loans made outside the program. Two of the individuals named in the Summary Compensation Table had loans under the program. Mr. Siart had a principal residence mortgage loan, with a principal balance of $874,502 at December 31, 1994, a maximum balance during 1994 of $885,221 and an interest rate of 6.34%. Mr. Willison obtained a general purpose loan in 1994 under the program in the form of a floating rate installment note in the principal amount of $150,000. The note had a maximum balance during 1994 of $150,000 and an interest rate of 5.76% from the date of origination through October 27, 1994, and an interest rate of 7.32% from October 28 through December 31, 1994. No other executive officers have loans under the program.

                              RELATED TRANSACTIONS

    During 1994 a number of the Corporation's subsidiary banks had loan transactions, in the ordinary course of business, with officers and Directors of the Corporation. There were also, during 1994, a number of loan transactions in the ordinary course of business between the Corporation's subsidiary banks and associates of officers and Directors of the Corporation. Except as described in the Compensation Committee Interlocks and Insider Participation section above, all of such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or present other unfavorable features.

                                    ITEM 2.
              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    By resolution of the Board of Directors, the firm of Ernst & Young LLP, Certified Public Accountants, was chosen as the independent public accountants to examine the accounts of the Corporation for the year 1995. In accordance with that same resolution, this selection is being presented to the stockholders for ratification. Ernst & Young LLP has audited the Corporation's books annually since 1958 and is considered well qualified. Representatives of the firm are expected to be present at the Annual Meeting of Stockholders on April 28, 1995 with an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. If the stockholders do not ratify the employment of Ernst & Young LLP, the selection of independent accountants will be reconsidered by the Board of Directors.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE CORPORATION'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR 1995.

                                    ITEM 3.
          PROPOSAL FOR APPROVAL OF CORPORATE EXECUTIVE INCENTIVE PLAN

    The First Interstate Bancorp Corporate Executive Incentive Plan (the "Executive Incentive Plan") was authorized by the Corporation's Compensation Committee and was adopted by the Board of Directors of the Corporation on February 21, 1995, subject to the affirmative vote of the holders of at least a majority of the shares of the Corporation's voting stock present in person or by proxy and entitled to a vote at the 1995 Annual Meeting. The Executive Incentive Plan is only effective if approved by stockholders.

    Commencing in 1995, the Executive Incentive Plan, the 1995 Performance Stock Plan, if approved by the stockholders at the 1995 Annual Meeting, and the 1991 Performance Stock Plan are the exclusive means for the Corporation's Chairman of the Board, President and Chief Executive Officer, and Executive Vice President and Chief Operating Officer to earn annual incentive compensation. The Chief Executive Officers of each Region will earn Awards under the Executive Incentive Plan based on achievement of goals established for the Corporation. In addition to participating in the Executive Incentive Plan, the 1995 Performance Stock Plan, if approved, and the 1991 Performance Stock Plan, the Chief Executive Officers of the Regions will also participate in the First Interstate Bancorp annual Regional Executive Incentive Plan, which rewards the Chief Executive Officer of each Region for the performance of his or her Region.

SUMMARY OF CORPORATE EXECUTIVE INCENTIVE PLAN

    The full text of the Executive Incentive Plan is set forth in Exhibit A to this Proxy Statement. The following summary of the provisions of the Executive Incentive Plan is qualified in its entirety by reference to the text of the Executive Incentive Plan.

  PURPOSE

    The purpose of the Executive Incentive Plan is to focus the efforts of certain key executive employees on the continued improvement in the performance of the Corporation and to aid the Corporation in attracting, motivating and retaining superior executives by providing an incentive and reward to those key employees who contribute most to the operating progress and performance of the Corporation.

  ELIGIBILITY

    The Chairman of the Board, the President and Chief Executive Officer of the Corporation, the Executive Vice President and Chief Operating Officer of the Corporation, and the Chief Executive Officers of the California, Northwest, Southwest, and Texas Regions are eligible to receive Awards as defined in the Executive Incentive Plan. At present, these are the seven key employees eligible to participate in the Executive Incentive Plan.

  ADMINISTRATION

    The Executive Incentive Plan will be administered by the Compensation Committee of the Board of Directors of the Corporation (the "Committee"), which Committee will consist of at least two Directors, each of which is a "disinterested person" as defined in Rule 16b-3 under the Securities Exchange Act of 1934 and an "outside director" as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

  AWARDS

    The Executive Incentive Plan authorizes the payment of cash Awards, as defined therein, based on the attainment of specific goals for the Corporation with respect to return on equity, revenue, gross income, pre-tax income, deposits, assets, non-interest expenses, non-performing assets and total shareholder return, which goals will be established in writing and approved by the Committee prior to the beginning of each year (not later than 90 days after the commencement of the period of service to which the performance goals relate). Awards are based on a formula of multiplying year-end base salary by a percentage determined by the level of achievement. The maximum attainable Award is 135% of year-end base salary for Messrs. Carson and Siart, 123.75% of year-end base salary for Mr. Randall, and 56.25% of year-end base salary for the remaining Participants. For purposes of calculating Awards, year-end base salary shall not be treated as increasing in any Performance Year by more than the average salary increases for employees at this level at comparable banks, taking into consideration increases on account of promotions. An Award will be made to a Participant, as defined in the Executive Incentive Plan, after the completion of the year based upon the satisfaction of the Corporation's goals under the Executive Incentive Plan, which achievement has been certified by the Committee, in writing, as having satisfied such goals. The Committee has the discretion to reduce an Award that becomes payable upon attainment of the goal. The Committee or the Board of Directors of the Corporation may neither increase an Award to a Participant beyond the Award established for a specific level of achievement nor alter the allocation of the Awards among the Participants. Since any such Awards will not exceed the Awards which can be earned for specified goals, it is generally expected that such Awards will be "performance based" and as such the deduction limitation contained in the Omnibus Budget Reconciliation Act of 1993 will not apply to such compensation.

    The following chart specifies the maximum Award that can be granted to each Participant under the Executive Incentive Plan for the 1995 Performance Year:

                                   NAME AND POSITION                                     DOLLAR VALUE($)
- ---------------------------------------------------------------------------------------  ---------------
Edward M. Carson, Chairman of the Board                                                   $   1,066,500
William E. B. Siart,                                                                            972,000
  President and Chief Executive Officer of the Corporation
William S. Randall,                                                                             643,500
  Executive Vice President and Chief Operating Officer of the Corporation
Bruce G. Willison,                                                                              253,125
  Chief Executive Officer, California Region
James J. Curran,                                                                                222,188
  Chief Executive Officer, Northwest Region
Linnet F. Deily,                                                                                202,500
  Chief Executive Officer, Texas Region
John S. Lewis,                                                                                  154,688
  Chief Executive Officer, Southwest Region

    The maximum Award that can be paid to a Participant for any one year during the years 1996 through 1999 is $1,500,000. The actual amount of the Award will be based on corporate performance. Designation of a maximum amount is required to satisfy proposed Treasury regulations under Section 162(m) of the Code.

  CHANGE IN CONTROL

    In the event of a change in control, within ten days after the change in control of the Corporation, each Participant will be paid 100% of his or her target Award for the year in which the change in control occurs, based on the base pay rate then in effect.

  DEFERRALS

    Awards are generally payable shortly after the end of the Performance Year for which the Award has been earned. A Participant may elect, however, to defer commencement of payment for a period extending until the termination of employment. Participants may elect that deferred amounts earn interest (at a rate specified in the Executive Incentive Plan) or, in the alternative, be invested in the form of Performance Units under the 1995 Performance Stock Plan (see the discussion of the 1995 Performance Stock Plan under Item 4 of this Proxy Statement, "Proposal For Approval of 1995 Performance Stock Plan").

  AMENDMENTS AND DISCONTINUANCE

    The Board of Directors of the Corporation or the Committee may, at any time, modify, terminate or suspend the provisions of the Executive Incentive Plan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL FOR APPROVAL OF THE CORPORATE EXECUTIVE INCENTIVE PLAN.

                                     ITEM 4
              PROPOSAL FOR APPROVAL OF 1995 PERFORMANCE STOCK PLAN

    The First Interstate Bancorp 1995 Performance Stock Plan (the "1995 Performance Stock Plan") was authorized by the Corporation's Board of Directors on February 21, 1995, subject to the affirmative vote of the holders of at least a majority of the shares of the Corporation's Common Stock present in person or by proxy and entitled to vote at the 1995 Annual Meeting. The 1995 Performance Stock Plan authorizes the granting of stock awards, performance units, stock options, stock appreciation rights and restricted stock awards of up to 5,000,000 shares of Common Stock to key employees of the Corporation and its subsidiaries who are responsible for the management, growth and financial success of the Corporation.

    The Board of Directors believes that the future success of the Corporation and its subsidiaries is dependent upon the quality and continuity of management, and that compensation programs have been important in attracting and retaining individuals of superior ability and in motivating their efforts on behalf of the Corporation and its business interests. As of February 21, 1995, approximately 500,000 shares of Common Stock were available to grant additional awards under the First Interstate Bancorp 1991

Performance Stock Plan (the "1991 Stock Plan"). Regardless of whether the 1995 Performance Stock Plan is approved by the stockholders, the Board of Directors intends to continue to grant additional awards under the 1991 Stock Plan.

SUMMARY OF 1995 PERFORMANCE STOCK PLAN

    The full text of the 1995 Performance Stock Plan is set forth in Exhibit B to this Proxy Statement. The following summary of provisions of the 1995 Performance Stock Plan is qualified in its entirety by reference to the text of the 1995 Performance Stock Plan.

  SHARES SUBJECT TO THE PLAN

    The 1995 Performance Stock Plan permits the Corporation to grant stock awards, performance units, accelerated ownership stock options, incentive stock options, non-qualified stock options, stock appreciation rights and restricted stock awards. The aggregate number of shares of Common Stock reserved for awards under the 1995 Performance Stock Plan is 5,000,000 shares.

  ELIGIBILITY

    Key employees of the Corporation and its subsidiaries (including officers, whether or not directors) are eligible to receive awards under the 1995 Performance Stock Plan. At present there are approximately 1,000 employees eligible to participate in the 1995 Performance Stock Plan. The Corporation has full discretion to select those key employees who will receive awards under the 1995 Performance Stock Plan. Directors who are not officers are not eligible to participate in the Plan.

  PLAN BENEFITS

    The nature and amounts of any awards under the 1995 Performance Stock Plan will be determined by the Committee in its sole discretion, except that special rules exist under the Plan with respect to the issuance of awards of Common Stock to participants in the Executive Incentive Plan. See the discussion below under "Stock Awards." Except in the case of such stock awards, benefits and amounts are not presently determinable that may be received by each of the executive officers identified in the Summary Compensation Table of this Proxy Statement, all executive officers as a group and all other key employees under the 1995 Performance Stock Plan.

  ADMINISTRATION

    The 1995 Performance Stock Plan will be administered by the members of the Compensation Committee (the "Committee") of the Board of Directors, which
Committee will consist of at least two Directors, each of which is a "disinterested person" as defined in Rule 16b-3 under the Securities Exchange Act of 1934 and an "outside director" as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

  ADJUSTMENTS AND OTHER PROVISIONS

    The 1995 Performance Stock Plan provides for adjustments in the number of shares reserved and in option prices in the event of a stock dividend or stock split and for other equitable adjustments in the event of a recapitalization, merger or similar occurrence. Any shares of Common Stock or other securities received by a holder of restricted stock with respect to such restricted stock by reason of any such change is subject to the same restrictions. Similar adjustments will be made to performance units.

  STOCK AWARDS

    An award of Common Stock may be made to an employee at the discretion of the Committee, and is not subject to any restrictions under the 1995 Performance Stock Plan. Special rules apply under the Plan however, with regard to stock awards to participants in the Executive Incentive Plan. In the case of participants in the 1995 Performance Stock Plan who are also participants in the Executive Incentive Plan, the award of Common Stock will be based on the achievement of the performance goals established under the Executive Incentive Plan for the year in question. For each year that the goals established under the Executive Incentive Plan are attained, each participant may receive a maximum stock award based on the achievement of such goals equal to that number of shares of Common Stock which is equivalent in value to one-third of the participant's cash award under the Executive Incentive Plan, based on the fair market value of the Common Stock on the date such award is approved by the Committee. In 1995, stock awards to participants in the Executive Incentive Plan will not exceed the following:

                                                                                          DOLLAR VALUE
                                   NAME AND POSITION                                           ($)
- ---------------------------------------------------------------------------------------  ---------------
Edward M. Carson, Chairman of the Board                                                    $   355,500
William E. B. Siart,
 President and Chief Executive Officer of the Corporation                                      324,000
Willaim S. Randall,
 Executive Vice President and Chief Operating Officer of the Corporation                       214,500
Bruce G. Willison,
 Chief Executive Officer, California Region                                                     84,375
James J. Curran,
 Chief Executive Officer, Northwest Region                                                      74,062
Linnet F. Deily,
 Chief Executive Officer, Texas Region                                                          67,500
John S. Lewis,
 Chief Executive Officer, Southwest Region                                                      51,562

    The maximum value of the stock award to a participant for any one year during the years 1996 through 1999 is $500,000. The actual amount of a stock award will be based on corporate performance. Designation of a maximum amount is required to satisfy proposed Treasury regulations under Section 162(m) of the Code.

  STOCK OPTIONS

    Stock options granted under the 1995 Performance Stock Plan may be either incentive stock options, qualifying for special tax treatment under Section 422 of the Code, or non-qualified stock options. Each option will be evidenced by a written document containing such terms and provisions consistent with the 1995 Performance Stock Plan as the Committee approves. The exercise price of each option will be not less than the fair market value of the shares covered by the option on the date of grant. As of February 21, 1995, the fair market value of a share of Common Stock was $79.75. Payment on each option exercised must be made in cash or in whole shares of Common Stock already owned by the optionee for at least six months or partly in cash and partly in Common Stock. Common Stock received by the Corporation in payment of the option price will be valued at its fair market value on the date of exercise.

    Each option will be exercisable in one or more installments within a fixed option period and during employment, subject to certain restrictions or extensions in the event of death, retirement or termination, but in no event more than ten years from the date of grant. Unless otherwise provided in the employee's stock option agreement, no option will be transferable other than by will or the laws of descent and distribution. No employee may be issued stock options (including those containing stock appreciation rights, as described below) for more than 150,000 shares of Common Stock in any single calendar year pursuant to the 1995 Performance Stock Plan.

  ACCELERATED OWNERSHIP STOCK OPTION

    If an employee's stock option agreement so provides, an employee, in connection with the grant of stock options, will be granted an accelerated ownership non-qualified stock option ("AO") to purchase at the fair market value, as of the date of exercise of the underlying option, additional shares of Common Stock equal to the number of shares of Common Stock used by the employee in payment of the purchase price of the underlying option. An AO is only available during the period that the optionee remains an employee, and, in addition, the optionee must remain an employee at least six months after the exercise of the underlying option in order for the AO to vest. The AO may be exercised once it vests only for the remaining term of the underlying option agreement.

  STOCK APPRECIATION RIGHTS

    The Committee may issue stock appreciation rights in tandem with stock options granted under the 1995 Performance Stock Plan. Employees who are granted stock options containing stock appreciation rights may elect to surrender, rather than exercise, such options and to receive the excess of the fair market value of the Common Stock subject to the options on the date of surrender over the option price. Such excess may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined by the Committee.

  PERFORMANCE UNITS

    An award of performance units may be made to an employee. A performance unit that only requires the passage of time to vest is commonly called a "stock unit." If performance conditions are also required of an employee, the award is commonly called a "performance unit." Each stock unit or performance unit represents one share of Common Stock which, at the time and to the extent vested, will be payable by the delivery of one share of Common Stock. Alternatively, as provided in the applicable agreement, cash may be payable to the employee based upon the fair market value of the Common Stock at the time of payment. In addition, an employee who has been awarded a stock unit or performance unit shall receive additional unit credit based on the value of any dividends which would have been paid to the employee if he or she owned the Common Stock represented by the units.

    Certain performance units may be attributable to an employee's election to defer compensation under the Management Incentive Plan, the Regional Incentive Plan, the Executive Incentive Plan, or any successor plans. Performance units will be payable at the time selected by the employee and permitted by the Committee. The maximum number of performance units which may be issued to employees under the 1995 Performance Stock Plan will not exceed 150,000 in any single calendar year.

  RESTRICTED STOCK AWARDS

    The Committee may issue restricted stock awards. Each restricted stock award will be evidenced by a written document containing such terms and provisions including the price, if any, to be paid by the recipient, consistent with the 1995 Performance Stock Plan as the Committee approves. The Committee will determine the restricted period during which the restricted stock and dividends paid with respect to the restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the 1995 Performance Stock Plan or the restricted stock agreement. The Committee may at any time reduce or terminate the restricted period.

    If a holder of restricted stock ceases to be an employee of the Corporation or a subsidiary during the restricted period for any reason other than death, disability or retirement, all shares of restricted stock which are then subject to the restrictions imposed by the Committee will be forfeited and returned to the Corporation. If a holder of restricted stock ceases to be an employee of the Corporation or a subsidiary during the restricted period by reason of death, disability or retirement, shares of the restricted stock shall, to the extent determined by the Committee, become free of the restriction.

  CHANGE IN CONTROL

    In the event of a change in control as defined in the 1995 Performance Stock Plan, each option, accelerated ownership stock option and stock appreciation right will become immediately exercisable, the restricted period for restricted stock will immediately expire, and, unless otherwise provided in performance unit agreements, all performance units will be immediately payable in Common Stock in the maximum amount available under the terms of the agreement.

  AMENDMENTS AND DISCONTINUANCE

    The Board of Directors may amend or terminate the 1995 Performance Stock Plan in any respect, provided no such action shall, without consent of the participants, affect or impair any award previously granted. In addition, no such action shall be taken without stockholder approval if required by Rule 16b-3 of the Securities Exchange Act of 1934 or the federal tax rules applicable to incentive stock options or other applicable law.

  FEDERAL INCOME TAX CONSEQUENCES

    The following is a general summary of the principal federal income tax consequences of stock options granted under the 1995 Performance Stock Plan. The summary is based on the Corporation's understanding of the currently applicable provisions of the Code and Treasury regulations, as well as administrative and judicial interpretations. State, local and foreign tax consequences of options granted under the 1995 Performance Stock Plan are not covered in this summary, which is not intended to cover all tax consequences that may apply to an optionee or to the Corporation.

    INCENTIVE STOCK OPTIONS. If an optionee holds the shares acquired upon the exercise of an incentive stock option for more than one year after exercise and two years after the date of grant of the option, and if at all times from the date of grant of the option until three months preceding the exercise of the option (one year in the case of disability) the optionee was an employee of the corporation or a subsidiary, (a) the optionee will not be taxed at the time the option is granted or exercised; (b) the difference between the option price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be; and (c) the Corporation will not be allowed an income tax deduction for granting the option or issuing shares pursuant to the exercise of the option. If after the exercise of an incentive stock option the optionee fails to observe the holding rule, the portion of any gain realized upon disposition of the shares which does not exceed the excess of the value at date of exercise over the option price will be treated as ordinary income. The balance of any gain (or any loss) will be treated as capital gain (or loss), long-term or short-term, depending on the length of time the stock was held after the option was exercised. To the extent the optionee is subject to the alternative minimum tax provisions of the Code, the amount by which the fair market value of the shares at the time the incentive stock option is exercised exceeds the option price will be an item of tax preference which must be included when making the alternative minimum tax calculation for the tax year in which the incentive stock option is exercised. The Corporation will be entitled to a deduction equal to the amount of ordinary income upon which the optionee is taxed. If an optionee exercises an incentive stock option at a time when he or she was not an employee of the Corporation or a subsidiary within the preceding three months (one year in the case of disability), the option will be treated as a non-qualified option with the consequences described below.

    NON-QUALIFIED OPTIONS. Under present Treasury regulations holding that an option does not have a readily ascertainable fair market value unless it is freely transferable and meets certain other conditions, an optionee who is granted a non-qualified option will not realize taxable income at the time the option is granted. If an optionee exercises the option by paying cash to acquire the shares subject to option, he or she will be taxed in the year of exercise at ordinary income tax rates on an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price. The Corporation will receive a corresponding deduction. The optionee's basis in the shares so acquired will be equal to the option price plus the amount of ordinary income upon which he or she is taxed. Upon subsequent disposition of the shares, an optionee will realize capital gain or loss, long-term or short-term, depending upon the length of time he or she has held the shares since the option was exercised.

    PAYMENT OF OPTION EXERCISE PRICE WITH SHARES. If an optionee uses existing shares in full or partial payment of the option exercise price, the optionee generally will not recognize taxable income with respect to the shares surrendered. The optionee's tax basis and holding period for the shares surrendered generally will apply to an equal number of shares issued pursuant to the exercise. However, if the shares surrendered were originally acquired through an incentive stock option exercise, an exchange within two years of such earlier incentive stock option grant or within one year of such earlier incentive stock option exercise will be a disqualifying disposition of such shares surrendered. In such case, the holding period for the shares surrendered cannot be used to meet the one year and two year periods for determining a disqualifying disposition of the new shares acquired in the exchange.

    With an incentive stock option, no taxable income will be recognized by the optionee on the exercise of the incentive stock option with existing shares (except as described above with respect to a disqualifying disposition of the shares surrendered). The shares issued in excess of the number of shares surrendered will have a tax basis equal to zero (or the amount of cash, if any, used in the exercise). The holding period for such excess shares will be measured from the date of exercise.

    With a non-qualified option, the optionee will recognize the same amount of ordinary income on the exercise, as described above (i.e., regardless of whether the exercise price is paid in cash or in shares). The shares issued in excess of the number of shares surrendered will have a tax basis equal to the amount of ordinary income recognized on the exercise plus the amount of cash (if any) used in the exercise. The holding period for such excess shares will be measured from the date of exercise.

    DEDUCTIBILITY OF BENEFITS. As discussed above, the Corporation generally will be entitled to a deduction at the time an optionee is subject to ordinary income tax, and such deduction will be equal to the amount of ordinary income upon which an optionee is taxed. The Corporation believes that stock options granted under the 1995 Performance Stock Plan will qualify as "performance-based" under Section 162(m) of the Code, and therefore, compensation attributable to such options will be deductible without regard to the $1,000,000 limitation of Code Section 162(m). (See discussion of Section 162(m) at "Compensation Program Elements -- The Tax Deductibility Limitation" in the Report of the Compensation Committee on Executive Compensation above).

    TAX WITHHOLDING AND REPORTING. The Corporation has the right and obligation to withhold any sums required by federal, state, local and foreign tax laws to be withheld with respect to the exercise of stock options. Such withholding may be in cash or in shares, or the Corporation may require the person exercising the stock option to pay such sums to the Corporation to satisfy the withholding requirements. The Corporation is also required to file information returns with the appropriate taxing authorities with respect to the exercise of stock options as well as with respect to any disqualifying disposition of an incentive stock option.

    THE BOARDS OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL FOR APPROVAL OF THE 1995 PERFORMANCE STOCK PLAN.

                                    ITEM 5.
                              STOCKHOLDER PROPOSAL

    The Corporation has been advised that a representative of the Washington, DC and Vicinity District Council of Carpenters Pension Trust Fund (the "Fund"), Weaver Associates, 6196 Oxon Hill Road, Suite 500, Oxon Hill, Maryland 20745, intends to present at the Annual Meeting of Stockholders the proposal set forth below. The Corporation has been advised that the Fund beneficially owns 20,000 shares of Common Stock.

    TEXT OF THE STOCKHOLDER PROPOSAL

    "RESOLVED: That the shareholders of First Interstate Bancorp ("Company") recommend that our Board of Directors take the necessary steps to adopt and implement a policy of cumulative voting for all elections of directors."

                              Supporting Statement

    "National banking associations organized under federal banking laws are required to allow cumulative voting in all elections of directors according to 12 U.S.C. Section61 (1989). The judge in Capobianco v. First National Bank of Palmerton, D.C.Pa.1974 stated the rationale for this provision as follows: "In giving shareholders the right to cumulate their shares, Congress no doubt sought to encourage minority and diverse representation on the board of directors."

    First Interstate Bancorp is a bank holding company, not a national banking association, so it is not subject to this legal requirement for cumulative voting. However, since the principal assets of First Interstate Bancorp are national banking associations, we believe First Interstate Bancorp should voluntarily adopt a policy of cumulative voting to comply with the intention of federal banking laws.

    In the American corporate governance system, the election of corporate directors is the primary vehicle for shareholders to influence corporate affairs and exert accountability on management. We believe that the Company's financial performance is affected by its corporate governance policies and procedures and the level of accountability they impose. We believe cumulative voting increases the possibility of electing independent-minded directors that will enforce management's accountability to shareholders.

    The election of independent-minded directors can have an invigorating effect on the Board of Directors, fostering improved financial performance and increased shareholder wealth. Management nominees often bow to a Chairman's desires on business strategies and executive pay without question.

    Currently, the Company's Board of Directors is composed entirely of management nominees. Cumulative voting places a check and balance on management nominees by creating more competitive elections.

    The argument that the adoption of cumulative voting will lead to the election of dissidents to the Board of Directors who represent the "special interests" of a minority of shareholders instead of the best interests of all shareholders is misleading. Legally binding standards of fiduciary duty compel all directors, no matter what combination of shareholders elected them, to act in the best interest of all shareholders. Any director who fails to respect the fiduciary duties of loyalty and/or care exposes himself or herself to significant liability. Legal recourse is available to correct any breaches of fiduciary duty.

    We do not accept the claim that in the complex world our Company competes in, an honest difference of opinion over business strategies and other policies of the Company makes the minority view a so called "special interest." Quite the contrary, dissent stimulates debate which leads to thoughtful action. Cumulative voting will increase the competitiveness of director elections. We believe competitive elections for director will deter complacency on the Board of Directors, which in turn will improve the performance of our Company and increase shareholder wealth.

    We urge your support for this proposal."

    THE CORPORATION'S RESPONSE TO THE STOCKHOLDER PROPOSAL

    The Board of Directors believes that the Corporation's present system of voting for directors, like that of most major corporations, is the fairest system and the most conducive to producing a Board which can effectively work together to represent the interests of all stockholders and not just the interests of a minority group or special constituency of stockholders.

    The Corporation is a bank holding company incorporated under the laws of Delaware, which, like most states, permits but does not require cumulative voting for directors. In addition, First Interstate Bank of California, the Corporation's largest bank representing almost half of the Corporation's assets, is a California state bank and member of the Federal Reserve System. California corporate law permits a company listed on a stock exchange, such as the Corporation, to eliminate cumulative voting if it so chooses.

    The Board of Directors believes that directors are most effective when they feel a responsibility to represent all stockholders. Under the present system, each Director is elected by a plurality of the votes cast by stockholders as a whole, with stockholders voting on the basis of their share ownership. Twelve of the fifteen nominees for election to the Board at the Annual Meeting are independent non-employee Directors who have never been officers or employees of the Corporation or any of its subsidiaries. These Directors have been nominated upon the recommendation of the Nominating Committee of the Board, which is also comprised totally of independent, non-employee Directors who have never been officers or employees of the Corporation.

    Cumulative voting, on the other hand, is directed toward the election of one or more directors by a special group of stockholders, and may result in a small group of stockholders electing one or more directors who could be primarily concerned with representing the interests of that special group rather than the interests of all stockholders. Cumulative voting could therefore result in factionalism among directors and hinder a board's ability to work together towards common goals. The Board is convinced that retention of the present system will enable it to continue to focus on successful long-term performance by the Corporation, and that this proposal will not promote the welfare of all stockholders.

    Approval of this stockholder proposal requires an affirmative vote of the holders of a plurality of the Corporation's stock represented at the Annual Meeting and entitled to vote on this matter.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THE STOCKHOLDER PROPOSAL.

                                    ITEM 6.
                                 OTHER BUSINESS

BUSINESS PRESENTED BY MANAGEMENT

    The Board of Directors knows of no other business to be presented at the Annual Meeting, but if other matters do properly come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

BUSINESS PRESENTED BY STOCKHOLDERS

    Under the Corporation's Bylaws, only such business shall be transacted at an annual meeting of stockholders as is properly brought before the meeting. For business to be properly brought before an annual meeting by a stockholder, in addition to any other applicable requirements, timely notice of the matter must be first given to the Secretary of the Corporation. To be timely, written notice must be delivered to or mailed and received by the Secretary of the Corporation not less than thirty (30) days nor more than sixty (60) days prior to the meeting. If less than forty (40) days' notice or prior public disclosure of the date of the meeting has been given or made to stockholders, then notice by a stockholder of the proposed business matter must be received by the Secretary not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or such public disclosure was made. Any notice to the Secretary must include as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. The Board of Directors believes that this procedure offers stockholders an opportunity to consider more fully the merits of proposals presented at annual meetings.

               STOCKHOLDER PROPOSALS FOR THE 1996 ANNUAL MEETING

    In order for stockholder proposals for the 1996 Annual Meeting of Stockholders to be eligible for inclusion in the Corporation's Proxy Statement, they must be received by the Secretary of the Corporation at its principal office at 633 West Fifth Street, Los Angeles, California 90071, no later than November 21, 1995.

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY AND THAT YOUR SHARES BE REPRESENTED. STOCKHOLDERS ARE URGED TO VOTE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

                                          For the Board of Directors

                                          Edward S. Garlock
                                          SECRETARY

                                                                       EXHIBIT A

                                FIRST INTERSTATE
                       CORPORATE EXECUTIVE INCENTIVE PLAN
                           EFFECTIVE JANUARY 1, 1995

    1. OBJECTIVES. The Corporate Executive Incentive Plan is designed to focus the efforts of certain key executive employees of First Interstate Bancorp and the Regions on the continued improvement in the performance of First Interstate, and to aid in attracting, motivating and retaining superior executives by providing an incentive and reward for those executive employees who contribute most to the operating progress and performance of First Interstate.

    2. DEFINITIONS. The following definitions shall be applicable to the terms used in the Plan:

        (a) "Award" means a cash distribution to be made to a Participant for a Performance Year as determined in accordance with the provisions of the Plan.

        (b) "Bancorp" means First Interstate Bancorp, a Delaware corporation.

        (c) "Change in Control" shall have the meaning set forth in Section 16.

        (d) "Committee" means the Compensation Committee of the Board of Directors of Bancorp.

        (e) "First Interstate" means the consolidated group of companies comprising Bancorp.

        (f) "Fiscal Year" means the customary fiscal year of Bancorp.

        (g) "Management Incentive Plan" means the First Interstate annual Management Incentive Plan.

        (h) "Offset Value" shall have the meaning set forth in Section 17(b) and
    (c).

        (i) "Participant" means an eligible executive who, pursuant to Section 4 hereof, automatically becomes a participant in the Plan for a Fiscal Year.

        (j) "Performance Year" means the Fiscal Year.

        (k) "Plan" means this First Interstate Corporate Executive Incentive Plan, as set forth herein.

        (l) "Policies" shall have the meaning set forth in Section 17(a).

       (m) "PSP" shall have the meaning set forth in Section 6(c).

        (n) "Region" means any of the California, Northwest, Southwest or Texas regions as defined by Bancorp consisting of First Interstate banks.

        (o) "Split-Dollar Life Insurance Agreement" shall have the meaning set forth in Section 17(a).

        (p) "Subsidiary" means a bank, corporation, association or similar organization of which the majority of the outstanding shares of voting stock is owned by Bancorp, directly or indirectly.

        (q) "Target Award" is determined for each Participant by multiplying the Participant's base pay rate in effect at the end of the Performance Year by the Target Award Percentage applicable to the Participant set forth under
    Item I of the Target Award Guidelines attached as Table A.

    3. ADOPTION AND ADMINISTRATION OF THE PLAN. The Plan shall become effective as of January 1, 1995 upon adoption by the Board of Directors of Bancorp, subject to shareholder approval. Subject to the provisions of this Plan and in the absence of specific action by the Committee, this Plan shall be administered by the Committee. The Plan shall not be modified, terminated or suspended except with the consent of the Committee. All decisions of the Committee shall be final and binding.

    4. PARTICIPATION AND TARGET AWARDS.

        (a) DETERMINATION OF PARTICIPANTS AND TARGET AWARDS. The Chairman of the Board of Directors of Bancorp, the Chief Executive Officer of Bancorp, the Chief Operating Officer of Bancorp and the Chief Executive Officer of each Region shall be Participants in the Plan. Except as provided in Sections 7(b) and 9, to be considered eligible for an Award, a Participant must be participating in the Plan, the Regional Executive Incentive Plan or the Management Incentive Plan for at least six months during the Performance Year.

        (b) NOTIFICATION. Each Participant shall be notified of his or her eligibility for participation in the Plan for such Performance Year or shall be notified of his or her termination, as applicable, by a letter from the Administrator or his or her designee. A copy of this Plan shall be provided to each Participant. A Participant shall have no right to or interest in an Award unless and until the Participant's Award has been determined and certified by the Committee.

    5. DETERMINATION OF AWARD.

        (a) PERFORMANCE REVIEW. As soon as practicable after the close of each Performance Year, a determination of First Interstate's performance will be made by the Committee.

        (b) AWARDS. The Awards shall be available to Participants on the basis of the goals and percentages described in Table B. Based on the goals and the extent to which they are achieved, the Committee shall calculate the Award by using the formula contained in Table B. The Committee shall compare First Interstate's performance with the performance goals and, if achieved, shall certify, in writing, that the performance goals and any other material terms were in fact satisfied.

        (c) LIMITATIONS. The Committee shall have the right to reduce an Award to an actual award percentage of no less than 0% upon attainment of a goal for which an Award is payable.

    6. TIME OF PAYMENT OF AWARDS, DEFERRALS, HARDSHIPS.

        (a) PAYMENT DATE. Except as provided in (b) below, as soon as practicable after the determination of Awards and certification by the Committee, any Award, less any legally required withholding, shall be paid to the Participant or, in the event of a Participant's death, in accordance with Section 7 hereof.

        (b) DEFERRALS. In the year prior to the year in which an Award is earned, a Participant may elect, on a form specified by Bancorp, to defer the receipt of any Award to which he or she may be entitled for such Performance Year until the earlier of (1) termination of employment (the first to occur of retirement, death, disability, or termination of employment) or (2) January 1 of a specified calendar year. In such event:

           (i) The amount the Participant elects, net of any legally required withholding, shall become the deferred Award;

           (ii) Interest on such deferred Award will be the Moody's Investment Grade Corporate Bond Yield as shown in Moody's Yield Average for the last full month of each previous calendar year and will be credited quarterly; and

          (iii) Such deferred Award, plus accumulated interest, shall be paid upon the earlier of (1) or (2) above, in the form of a lump sum, equal annual installments over not more than 10 years, or such other method as may be selected by the Participant and agreed to by the Committee.

        (c) DEFERRALS INTO PERFORMANCE UNITS. As an alternative to a deferral payable in cash, as described in subsection (b), the deferred Award may, if the Participant elects and the Committee permits, be invested in Performance Units under Section 7.3 of the First Interstate Bancorp 1995 Performance Stock Plan (the "PSP"). The amount deferred shall be deemed to be converted into Performance Units under Section 7.3 of the PSP as of the date the Award would have been payable if no deferral had occurred, based on the fair market value, determined in accordance with the terms of the PSP, of the common stock of Bancorp on that date. The timing and manner of payment of deferrals shall be governed by a Performance Unit Agreement entered into by the Participant under the PSP.

        (d) HARDSHIP WITHDRAWAL. A Participant may request in writing, citing the reasons for the request, that the Committee permit the early payment of all or part of a deferred Award. Within 90 days after receipt, the Committee shall rule on the request. The Committee shall grant the request only if, in its sole discretion, the Committee makes a specific finding of financial hardship that is an unanticipated emergency caused by an event beyond the control of the Participant. The amount payable hereunder shall not exceed the amount necessary to avoid such hardship.

        (e) ACCELERATION OF DEFERRALS. Anything in this Plan to the contrary notwithstanding, the Committee may accelerate the payment of all deferred Awards with respect to Bancorp or any Subsidiary at any time in its sole discretion. In addition, the Committee reserves the right to pay any deferred Awards in the form of a lump sum if the amount is less than $10,000.00.

    7. DEATH OF A PARTICIPANT.

        (a) BENEFICIARY DESIGNATION. A Participant may file a designation of a beneficiary or beneficiaries on a form to be provided which designation may be changed or revoked by the Participant's sole action, provided that such change or revocation is filed in written form.

        (b) DEATH DURING PERFORMANCE YEAR. In case of the death of a Participant during a Performance Year, Bancorp may pay a pro rata portion of the Award to which the Participant would have been entitled for such Performance Year. Such pro rata portion shall be equal to (1) the ratio which the

    Participant's   completed  calendar  months   of  participation  during  the
    Performance Year bears to 12 multiplied by (2) the amount the Committee determines the Participant would have been entitled to had he or she lived.

        (c) DEATH AFTER PERFORMANCE YEAR. In case of the death of a Participant after the end of a Performance Year, but before the delivery of an Award to which he or she may be entitled, such Award shall be delivered to the Participant's designated beneficiary.

        (d) FAILURE TO DESIGNATE BENEFICIARY. If a Participant dies having failed to designate any beneficiary, or if no beneficiary survives the Participant or survives to the date of any payment in question, the amount otherwise payable to such beneficiary shall be paid to the Participant's surviving spouse, if any, and otherwise to the Participant's heirs at law, as determined under the law governing succession to personal property for the state in which the Participant resided on the day the Participant died.

    8. TRANSFER OF A PARTICIPANT. In the event a Participant for any Performance Year is transferred during such Performance Year from Bancorp or a Subsidiary to another Subsidiary or Bancorp, such Participant's Award, consistent with Subsection 4(a), shall normally be calculated as the sum of the following:

        (a) the Award the Participant would have received, had he or she not been transferred, multiplied by the ratio which his or her completed months of participation during such Performance Year prior to the transfer bears to 12, plus

        (b) the Award, if any, the Participant is entitled to receive based on service after the transfer determined on a Performance Year basis and then multiplied by the ratio which his or her completed months of participation during such Performance Year subsequent to such transfer bears to 12.

    9. RETIREMENT OR DISABILITY OF PARTICIPANT. In case a Participant becomes totally and permanently disabled during a Performance Year, or retires from active employment after attaining age 55 during a Performance Year, the Committee may but need not grant the Participant an Award. Generally, if an Award is granted, it will be based on a pro rata portion of the Award (but in no event greater than the full Award that the Participant would have received upon satisfaction of the performance goals).

    10. TERMINATION OF EMPLOYMENT. If the employment of a Participant with Bancorp or a Subsidiary is terminated prior to the certification of the Committee for reasons other than those specified in Sections 7, 8 or 9 hereof, the right to and the amount of an Award shall be forfeited.

    11. TERMINATION AND MODIFICATION. No Award shall be granted under the Plan after any date as of which the Plan shall have been terminated. The Board of Directors of Bancorp or the Committee may at any time modify, terminate or from time to time suspend and, if suspended, may reinstate the provisions of this Plan, including any of the tables. No Award shall be increased and no Award shall be reallocated to increase the Award to another Participant.

    12. EFFECT OF OTHER PLANS. Eligibility in or the receipt of any Award under the Plan shall not be affected by or affect any other compensation or benefit plans in effect for Bancorp or a Subsidiary.

    13. NO EMPLOYMENT RIGHTS. Nothing contained in nor any action under the Plan will confer upon any individual any right to continue in the employment of Bancorp or a Subsidiary and does not constitute any contract or agreement of employment or interfere in any way with the right of Bancorp or a Subsidiary to terminate any individual's employment.

    14. WITHHOLDING TAX. As required by law, federal, state or local taxes that are subject to the withholding of tax at the source shall be withheld by Bancorp or a Subsidiary as necessary to satisfy such requirements.

    15.  EFFECTIVE DATE.   Subject to  stockholder approval, this  Plan shall be
effective as of January 1, 1995.

    16. PROVISIONS APPLICABLE IN THE EVENT OF A CHANGE IN CONTROL.

        (a) In the event of a "Change in Control" (as defined below), notwithstanding any provisions to the contrary in this Plan, the operation of this Plan shall be modified as set forth below in this Section 16. These modifications shall only apply with respect to Target Awards for the Performance Year in which a Change in Control occurs.

        (b) Notwithstanding any provision to the contrary in this Plan, within ten (10) days after the Change in Control of Bancorp each Participant shall be paid 100% of his or her Target Award for the year in which the Change in Control occurs, based on the base pay rate then in effect.

        (c) A "Change in Control" of Bancorp means and shall be deemed to have occurred if and when any one of the following five events occurs: (i) within the meaning of Section 13(d) of the Securities Exchange Act of 1934, any person or group becomes a beneficial owner, directly or indirectly, of securities of Bancorp representing 20% or more of the combined voting power of Bancorp's then out-standing securities; (ii) individuals who were members of the Board of Directors of Bancorp immediately prior to a meeting of the stockholders of Bancorp involving a contest for the election of Directors shall not constitute a majority of the Board of Directors following such election; (iii) the stockholders of Bancorp approve the dissolution or liquidation of Bancorp; (iv) the stockholders of Bancorp approve an agreement to merge or consolidate, or otherwise organize, with or into one or more entities which are not subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former stockholders of Bancorp (excluding from the term "former stockholders" a stockholder who is, or as a result of the transaction in question becomes, an "affiliate," as that term is used in the Securities Exchange Act of 1934 and the Rules promulgated thereunder, of any party to such merger, consolidation or reorganization); or (v) the stockholders of Bancorp approve the sale of substantially all of Bancorp's business and/or assets to a person or entity which is not a subsidiary.

        (d) Any Participant shall be entitled to refuse all or any portion of any Target Award under this Plan if he or she determines that receipt of such payment may result in adverse tax consequences to him or her. Bancorp shall be totally and permanently relieved of any obligation to pay any Award which a Participant explicitly so refuses in writing.

    17. PROVISIONS APPLICABLE TO OFFSETS FOR SPLIT-DOLLAR LIFE INSURANCE AGREEMENTS.

        (a) Notwithstanding anything contained herein to the contrary, any benefits payable under this Plan shall be offset by the value of benefits received by the Participant under certain life insurance policies as set forth in this Section. Participants in this Plan may own life insurance policies (the "Policies") purchased on their behalf by Bancorp. The ownership of these Policies by each Participant is, however, subject to certain conditions (set forth in a "Split-Dollar Life Insurance Agreement" between each Participant and Bancorp) and, if the Participant fails to meet the conditions set forth in the Split-Dollar Life Insurance Agreement, the Participant may lose certain rights under the Policy.

        (b) In the event that a Participant satisfies the conditions specified in Section 4 or 5 of the Split-Dollar Life Insurance Agreement, so that the Participant or his or her beneficiary becomes entitled to benefits under one of those sections, the value of those benefits shall constitute an offset to any benefits otherwise payable under this Plan. As the case may be, this offset (the "Offset Value") shall be equal to the value of benefits payable under the Split-Dollar Life Insurance Agreement and shall be determined as of the date that the Participant satisfies the conditions specified in
    Section 4 or 5 of the Split-Dollar Life Insurance Agreement, that is, the cash value of the Policy or, in the case of the Participant's death, the death benefit payable to the beneficiary under the Policy reduced by one times the Participant's annual base salary (maximum $500,000) at the time of death. The Offset Value shall then be compared to the Participant's deferred award (including interest accumulated on such award) under this Plan, and such amounts shall be reduced, but not to less than zero, by the Offset Value.

        (c) If the Policy in subsection (a) is not on the life of the Participant and the insured dies prior to distribution of benefits under this Plan, then the value of the benefits received by the Participant under the Policy will offset the Participant's deferred award (including interest accumulated on such award) under this Plan. This offset ("Offset Value") shall be equal to the amount of death benefit payable to the Participant and shall be determined as of the date of death of the insured. This Offset Value shall then be compared to the Participant's deferred award (including interest accumulated on such award) under this Plan, and such amounts shall be reduced, but not to be less than zero, by the Offset Value.

        (d) Notwithstanding anything contained herein to the contrary, if, in addition to the benefits otherwise payable under this Plan, the Participant or his or her beneficiary is entitled to benefits under any of the plans set forth in Table C, the "Offset Value" shall be applied to offset the benefits payable under this Plan and such plans in the order set forth in Table C.

    18. DISPUTE RESOLUTION.

        (a) If a Participant who has applied for retirement under the Retirement Plan for Employees of First Interstate Bancorp and its Affiliates, or, in the case of the Participant's death, his or her beneficiary, disagrees with the Committee regarding the interpretation of this Plan, and if the Participant or his or her beneficiary has exhausted the claims review and appeal procedure under Section 503 of the Employee Retirement Income Security Act of 1974 with respect to his or her claim for benefits under this Plan, then the Participant or his or her beneficiary may, if he or she desires, submit any claim for benefits under this Plan or dispute regarding the interpretation of this Plan to arbitration; provided that, the request for arbitration must be brought within the time limit for bringing a judicial proceeding with respect to such claim for benefits, or if less, within one year after the Committee's final denial of such claim for benefits. This right to select arbitration shall be solely that of the Participant or his or her beneficiary and the Participant or his or her beneficiary may decide whether or not to arbitrate in his or her discretion. The "right to select arbitration" is not mandatory on the Participant or his or her beneficiary and the Participant or his or her beneficiary may choose in lieu thereof to bring an action in an appropriate civil court. Once an arbitration is commenced, however, it may not be discontinued without the mutual consent of both parties to the arbitration. During the lifetime of the Participant only he or she can use the arbitration procedure set forth in this section.

        (b) Any claim for arbitration may be filed in writing with an arbitrator of Participant's or beneficiary's choice who is selected by the method described in the next four sentences. The first step of the selection shall consist of the Participant or his or her beneficiary submitting a list of five potential arbitrators to the Committee. Each of the five arbitrators must be either (1) a member of the National Academy of Arbitrators located in the State of California or (2) a retired California Superior Court or Appellate Court judge. Within one week after receipt of the list, the Committee shall select one of the five arbitrators as the arbitrator for the dispute in question. If the Committee fails to select an arbitrator in a timely manner, the Participant or his or her beneficiary shall then designate one of the five arbitrators as the arbitrator for the dispute in question.

        (c) The arbitration hearing shall be held within seven days (or as soon thereafter as possible) after the picking of the arbitrator. No continuance of said hearing shall be allowed without the mutual consent of the Participant or his or her beneficiary and the Committee. Absence from or nonparticipation at the hearing by either party shall not prevent the issuance of an award. Hearing procedures which will expedite the hearing may be ordered at the arbitrator's discretion, and the arbitrator may close the hearing in his or her sole discretion when he or she decides he or she has heard sufficient evidence to satisfy issuance of an award.

        (d) The arbitrator's award shall be rendered as expeditiously as possible and in no event later than one week after the close of the hearing. In the event the arbitrator finds that Bancorp has violated the terms of this Plan, he or she shall order Bancorp immediately to take the necessary steps to remedy such violation. The award of the arbitrator shall be final and binding upon the parties. The award may be enforced in any appropriate court as soon as possible after its rendition. If an action is brought to confirm the award, both Bancorp and the Participant agree that no appeal shall be taken by either party from any decision rendered in such action.

        (e) Solely for purposes of determining the allocation of the costs described in this Section 18(e), the Committee will be considered the prevailing party in a dispute if the arbitrator determines (1) that Bancorp has not violated the terms of this Plan, and (2) the claim by the Participant or his or her beneficiary was not made in good faith. Otherwise, the Participant or his or her beneficiary will be considered the prevailing party. In the event that Bancorp is the prevailing party, the fee of the arbitrator and all necessary expenses of the hearing (excluding any attorneys' fees incurred by Bancorp) including stenographic reporter, if employed, shall be paid by the other party. In the event that the Participant or his or her beneficiary is the prevailing party, the fee of the arbitrator and all necessary expenses of the hearing (INCLUDING all attorneys' fees incurred by the Participant or his or her beneficiary in pursuing his or her claim), including the fees of a stenographic reporter if employed, shall be paid by Bancorp.

                                                                       EXHIBIT B

                            FIRST INTERSTATE BANCORP
                          1995 PERFORMANCE STOCK PLAN

    1. PURPOSE. The purpose of the 1995 Performance Stock Plan (the "Plan") is to promote the interests of First Interstate Bancorp (the "Company") and its Subsidiaries by providing performance incentives to certain of its key employees who are responsible for the management, growth and financial success of the Company. Pursuant to the Plan, stock options, stock appreciation rights, restricted stock awards, performance units and stock awards may be granted.

    2. ADMINISTRATION. The Plan shall be administered by a Committee (the "Committee") consisting of those members of the Compensation Committee of the Board of Directors of the Company who are (a) at least the minimum number of members required under Rule 16b-3 (or any successor rule) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 ("Rule 16b-3"), (b) "disinterested persons" as defined under such rule and
(c) "outside directors" as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code") and the regulations thereunder. The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all persons who have an interest in the Plan.

    3. ELIGIBILITY. The persons eligible to participate in the Plan shall be those key employees (including officers, whether or not directors) of the Company and its Subsidiaries selected by the Committee. Directors who are not officers are not eligible to participate in the Plan.

    4. SHARES SUBJECT TO THE PLAN. The shares subject to the Plan shall be shares of the Company's $2 par value Common Stock ("Common Stock"). The aggregate number of shares of Common Stock which may be delivered pursuant to awards granted under this Plan shall not exceed 5,000,000, subject to adjustment pursuant to Section 9. The maximum number of shares of Common Stock for which stock options, including those containing Stock Appreciation Rights, may be granted under this Plan shall not exceed 150,000 per Participant during any calendar year, subject to adjustment pursuant to Section 9. If Restricted Stock is forfeited or if an option shall expire or terminate for any reason, except for the surrender thereof upon exercise of a related Stock Appreciation Right, without having been exercised in full, such Restricted Stock or the shares applicable to the unexercised portion of such option shall become available under the Plan for all purposes. To the extent any award of Performance Units is paid in cash rather than shares, the number of shares represented by such Performance Units shall again be available for purposes of the Plan. If shares of Common Stock already owned by a Participant are tendered or exchanged under
Section 5.3(b) in full or partial payment of the purchase price of an exercised option, such tendered or exchanged shares shall be added back to the number of shares available for issuance or delivery under this Plan; provided that for purposes of determining the number of shares available for the granting of Incentive Options, the aggregate number of shares available for delivery or issuance under this Plan shall not be increased by the number of shares tendered or exchanged. If any of the foregoing provisions for determining the number of shares available for issuance under the Plan would cause the Plan to not be considered to be described under Rule 16b-3, such provision shall have no effect, and the number of shares available for issuance shall instead be determined in a manner which complies with such rule. Either authorized and unissued shares or treasury shares may be delivered under the Plan; provided, however, that unissued shares shall not be awarded as Restricted Stock, or pursuant to Performance Units, or as Stock Awards to any Participant unless the Committee expressly determines, after consideration of all other remuneration paid or payable to the
Participant, that the services already rendered to the Company and its Subsidiaries by the Participant have a value of not less than the par value of the shares so awarded.

    5. STOCK OPTIONS. Stock options granted under the Plan may be either incentive stock options qualifying under Section 422 of the Internal Revenue Code ("Incentive Options") or non-qualified stock options ("Non-Qualified Options"). The options shall be evidenced by agreements in such form as the Committee may, from time to time, approve ("Stock Option Agreement") and shall be subject to the following terms and conditions.

    5.1 OPTION PRICE. The option price of the shares of Common Stock subject to each option shall be determined by the Committee but shall be not less than 100% of the Fair Market Value of such shares on the date of granting of the option.

    5.2 TERMS OF EXERCISE. Each option granted under the Plan shall be exercisable in whole or in part on such terms as the Committee may determine, but in no event shall the option be exercisable within six months of or more than 10 years after the date the option is granted.

    5.3 MANNER OF EXERCISE. The option shall be exercised in the manner specified by the Committee. Payment of the option price may be by any of the following methods, as determined by the Committee at the date of grant and provided for in the Stock Option Agreement:

        (a) In cash;

        (b) In shares of Common Stock already owned by the holder of the option ("Optionee") or partly in cash and partly in shares of Common Stock. If Common Stock is used to pay the purchase price (i.e., a "Stock-for-Stock Swap Transaction"), the Common Stock used must have been owned by the Optionee for at least six months prior to the date of exercise and must not have been used in a Stock-for-Stock Swap Transaction within the preceding six months (i.e., the Common Stock must be "mature"). Payments made in Common Stock shall be valued at the Fair Market Value of the Common Stock on the date of exercise. Any portion of the option price representing a fraction of a share shall be paid in cash.

        (c) Subject to such guidelines as may be promulgated by the Committee, an Optionee may deliver a notice instructing the Company to deliver the shares being purchased to a broker, subject to the broker's delivery of cash to the Company equal to the purchase price and any applicable tax withholding amount.

    5.4 ADDITIONAL TERMS OF INCENTIVE OPTIONS. An Incentive Option granted pursuant to the Plan:

        (a) Must be designated as an Incentive Option by the Committee.

        (b) Shall only be an Incentive Option to the extent that the aggregate Fair Market Value of the Common Stock (determined as of the date of grant of the option) with respect to which the option is first exercisable in any calendar year does not exceed $100,000. For the purpose of the preceding sentence all options granted by the Company and any Parent or Subsidiary which are intended to be incentive stock options under
    Section 422 of the Internal Revenue Code shall be taken into account. To the extent the $100,000 limit is exceeded, the $100,000 in options (measured as described above) granted earliest in time will be treated as incentive stock options; and

        (c) If issuable to an employee who on the date of grant is the owner of stock (determined with application of the ownership attribution rules of Section 424(d) of the Internal Revenue Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the Incentive Option price shall not be less than 110% of the Fair Market Value of the Common Stock on the date of grant and the Incentive Option shall not have a term in excess of five years from the date of grant.

    5.5 TERMINATION OF RIGHT TO EXERCISE OPTIONS. Each option granted under this Plan shall set forth a termination date thereof, which date shall be determined by the Committee. In any event, all options granted pursuant to the Plan shall terminate upon the first to occur of the following events:

        (a) The expiration of 10 years from the date such option was granted, or any earlier termination date specified in the Stock Option Agreement;

        (b) The expiration of three months from the date an Optionee ceases to be employed by the Company or a Subsidiary other than by reason of death, Retirement, Disability or termination of employment for cause as determined by the Committee;

        (c) The expiration of one year from the date an Optionee ceases to be employed by the Company or a Subsidiary by reason of Disability or death;

        (d) The expiration of three years from the date an Optionee ceases to be employed by the Company or a Subsidiary by reason of Retirement;

        (e) The termination of the Optionee's employment for cause, as determined by the Committee; or

        (f) The termination of the Plan pursuant to Section 10;

provided, that if an Optionee's death occurs after the Optionee ceases to be employed by the Company or a Subsidiary for a reason other than Retirement but at a time when the Optionee has a right to exercise any options pursuant to the foregoing, the right to exercise such option shall not expire prior to one year from the date of death of the Optionee. Subsequent to termination of the Optionee's employment for any reason, only that portion of an option which was exercisable on the date of termination of employment shall be exercisable, and only during the period, if any, set forth above. Failure to exercise an Incentive Option within three months of the date the Optionee ceases to be employed by the Company or a Subsidiary by reason of Retirement shall cause an Incentive Option to cease to be treated as an incentive stock option for purposes of Section 421 of the Internal Revenue Code.

    5.6 STOCK APPRECIATION RIGHTS. Any option granted pursuant to the Plan may, in the discretion of the Committee, contain a stock appreciation right ("Stock Appreciation Right"). A Stock Appreciation Right will permit the holder thereof to exercise such right by the surrender of the option or portion thereof which is then exercisable and receive in exchange therefor, upon such terms, restrictions and conditions as the

Committee deems advisable, an amount equal to the excess of the Fair Market Value of the shares of Common Stock offered by the option surrendered, or portion thereof, determined on the date of surrender, over the aggregate option exercise price of such shares. Such payment may be made in shares of Common
Stock valued at Fair Market Value, in cash, or partly in cash and partly in shares of Common Stock as the holder may elect, subject to the consent or disapproval of the Committee in its sole discretion. If a Stock Appreciation Right extends to less than all the shares of Common Stock covered by the related option and if a portion of the related option is thereafter exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining number of shares covered by such related option is less than the remaining number of shares subject to such Stock Appreciation Right.

    The Stock Appreciation Right, in addition to any other restrictions imposed by the Committee:

        (a) shall expire no later than the underlying stock option;

        (b) shall not permit the issuance of cash or shares of a value which exceeds the difference between the exercise price of the underlying stock option and the Fair Market Value of the Common Stock subject to the underlying option at the time the Stock Appreciation Right is exercised;

        (c) shall be transferable only when the underlying stock option is transferable, and under the same conditions;

        (d) shall be exercisable only when the underlying stock option is eligible to be exercised and then only when the Fair Market Value of the stock subject to the underlying option exceeds the option exercise price; and

        (e) shall contain such conditions upon exercise (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Securities and Exchange Commission.

    In the event of the exercise of a Stock Appreciation Right, shares represented by the option or part thereof surrendered upon such exercise shall not be available for reissuance under the Plan.

    5.7 AWARD OF ACCELERATED OWNERSHIP STOCK OPTION. If the Committee so provides in the Stock Option Agreement, effective as of the date of exercise by an Optionee of all or part of an option using "mature" Common Stock as defined in Section 5.3 of the Plan as payment for the full purchase price (except that cash may be used to purchase the nearest whole share of Common Stock), an Employee shall be granted an accelerated ownership Non-Qualified Option ("AO") to purchase at the Fair Market Value as of the date of said exercise and grant, the number of shares of Common Stock equal to the sum of the number of whole shares used by the Optionee in payment of the purchase price. An AO may be exercised between the date of vesting and the original date of expiration of the underlying option to which the AO is related. No AO shall vest sooner than six months after its date of grant. The AO shall be evidenced by an agreement containing such additional terms and conditions as the Committee shall approve, which conditions may provide that upon exercise of any AO, an additional AO may be granted with respect to the number of whole shares used to exercise the AO.

    5.8 OPTIONS NON-TRANSFERABLE. Except as otherwise provided in the Stock Option Agreement, no option rights shall be assignable or transferable except by will or the laws of descent and distribution (except to the extent not permitted in the case of an Incentive Option). During the lifetime of an Optionee, an option or Stock Appreciation Right shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative. After the death of an Optionee, the option or Stock Appreciation Right may be exercised prior to its termination by the Optionee's legal representative, heir or legatee. The foregoing shall not restrict, to the extent permitted by the Committee and provided for in the Stock Option Agreement, and subject to such terms and conditions as deemed appropriate by the Committee, transfers for estate and financial planning purposes, provided the inclusion of such features would not render the particular award ineligible for the benefits of Rule 16b-3. Nothing contained herein shall require the Committee to permit such other transfers.

    6. RESTRICTED STOCK AWARDS. The award of restricted stock ("Restricted Stock") to employees may be made in the discretion of the Committee pursuant to agreements in such forms as the Committee may, from time to time, approve ("Restricted Stock Agreement"), subject to the following terms and conditions.

    6.1 RESTRICTED PERIOD. The Committee shall set a restricted period during which the Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by this Plan and the Restricted Stock Agreement (the "Restricted Period"). If a holder of Restricted Stock ceases to be an employee of the Company or a Subsidiary during the Restricted Period for any reason other than death, Disability or Retirement, all shares of Restricted Stock which are then subject to the restrictions imposed by the Committee shall upon such termination of employment be immediately forfeited and returned to the Company. If a holder of Restricted Stock ceases to be an employee of the Company or a Subsidiary during the Restricted Period by reason of death, Disability or Retirement, shares of Restricted Stock shall become free of the restrictions imposed by the Committee only to the extent determined by the Committee, and the Company will deliver to the holder, or the holder's successor, as the case may be, within 60 days, such shares of Common Stock as are freed from restrictions, and all other shares shall be forfeited and returned to the Company. The Committee may, at any time, reduce or terminate the Restricted Period. Subject to the foregoing, at the end of the Restricted Period, the holder of Restricted Stock shall be entitled to receive the Restricted Stock free of restrictions. In the event that employees of the Company or its Subsidiaries become employees of another company pursuant to a stock or asset sale, merger or similar transaction, or in the event of a corporate reorganization, reduction in force or similar event, the Committee shall have the authority, which shall be exercised in its sole discretion, to continue to credit service for purposes of satisfying the restricted period requirements set forth in the Restricted Stock Agreement. Such Committee authority shall only apply to Restricted Stock granted to individuals who are not subject to Section 16 of the Securities Exchange Act of 1934.

    6.2 RESTRICTIVE LEGEND AND DEPOSIT OF CERTIFICATES. Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant, shall be deposited by the Participant with the Company together with a stock power endorsed in blank and shall bear the following legend:

    "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions contained in an Agreement entered into between the registered owner and First Interstate Bancorp. A copy of such Agreement is on file in the office of the Secretary of First Interstate Bancorp, 633 West Fifth Street, Los Angeles, California 90071."

    6.3 RIGHTS AS SHAREHOLDER. Subject to the terms of the Restricted Stock Agreement, the holder of Restricted Stock shall have all the rights of a shareholder with respect to the Restricted Stock, including the right to vote such shares; provided, however, that dividends paid with respect to the shares of Restricted Stock shall be deposited with the Company and shall be subject to forfeiture until the expiration of the Restricted Period, subject to the condition that the sums so deposited shall be free of restriction and not subject to forfeiture to the extent applied by the Company to satisfy that employee's withholding obligations with respect to Restricted Stock pursuant to
Section 13 of the Plan, or otherwise released by the Committee in its sole discretion. The holder of Restricted Stock shall not be entitled to interest with respect to the dividends so deposited.

    6.4 PURCHASE PRICE. Unless the purchase price of Restricted Stock is its par value, it shall be at least equal to 50% of Fair Market Value, unless otherwise allowed under Rule 16b-3.

    7. PERFORMANCE UNITS. The award of performance units ("Performance Units") to employees shall be made in the discretion of the Committee pursuant to agreements in such form as the Committee may, from time to time, approve ("Performance Unit Agreement"), subject to the following terms and conditions.

    7.1 PAYMENT OF SHARES AND DIVIDENDS. Each Performance Unit shall represent one share of Common Stock and shall, at the time and to the extent it becomes vested, be payable by the delivery of one share of Common Stock, subject to the provisions of Section 9 of this Plan, or, if and to the extent provided in the Performance Unit Agreement, cash based on the Fair Market Value of the Common Stock at the time of payment. In addition, each Participant who has been awarded Performance Units shall receive additional Performance Unit credit based on the value of any dividends which would have been paid to the Participant if he or she had owned a number of shares of Common Stock equal to the number of his or her Performance Units. The amount of such dividend credit shall be applied towards additional Performance Units for the Participant at the value of shares of Common Stock on the dividend date.

    7.2 PERFORMANCE CONDITIONS. The Performance Unit Agreements shall specify any terms and conditions relating to performance or otherwise which may be established in the discretion of the Committee.

    7.3 INCENTIVE PLAN DEFERRALS. Performance Units under this Plan may be attributable to a Participant's deferral election under the annual Management Incentive Plan, Regional Incentive Plan or Corporate Executive Incentive Plan, or any successor plan thereto. Such Performance Units will be payable at the time selected by the Participant and permitted by the Committee in the applicable Performance Unit Agreement in shares of Common Stock, one share for each Performance Unit or, if permitted by the Committee and provided in the Performance Unit Agreement, in cash based on the Fair Market Value of the Common Stock at the time of payment.

    8.   STOCK AWARDS.   The award of Common  Stock ("Stock Award") to employees
may be made in the discretion of the Committee at such times and in such amounts as the Committee deems appropriate.

    8.1  NO RESTRICTIONS.   Common Stock issued to  a Participant pursuant to  a
Stock Award shall not be subject to any restrictions under the Plan.

    8.2 CORPORATE EXECUTIVE INCENTIVE PLAN. The Committee may, in its discretion, issue Stock Awards to key employees who are also participants in the Corporate Executive Incentive Plan ("CEIP"). A Stock Award to participants in the CEIP pursuant to this Plan shall be made solely on account of the achievement of the performance goals established by the Committee under the CEIP for the year in question. No such award shall be issued under this Plan until the Committee has certified in writing that such performance goals have been achieved and has determined the amount of the participant's cash award under the CEIP. The maximum Stock Award attainable by participants in the CEIP under this Plan shall be that number of shares which is equivalent in value to one-third of the participant's cash award under the CEIP, based on the Fair Market Value of the Common Stock on the date that such cash award is approved by the Committee.

    9. CHANGES IN CAPITALIZATION. If there are any changes in the capitalization of the Company affecting in any manner the number or kind of outstanding shares of Common Stock of the Company, whether such changes have been occasioned by declaration of stock dividends, stock split-ups, reclassifications or recapitalization of such stock, or because the Company has merged or consolidated with some other corporation (and provided the option is not thereby terminated pursuant to Section 10 hereof), or for any other reason whatsoever, then the number and kind of shares then subject to this Plan and to outstanding options and the prices to be paid therefor, as well as any related Stock Appreciation Right, and the number of Performance Units then outstanding shall be proportionately adjusted by the Committee whenever and to the extent that the Committee determines that any such change equitably requires an adjustment. Any shares of Common Stock or other securities received by a holder of Restricted Stock with respect to such Restricted Stock by reason of any such change shall be subject to the same restrictions and shall be deposited with the Company.

    10. MERGERS OR CONSOLIDATIONS. If the Company, at any time, should elect to dissolve, undergo a reorganization, merge or consolidate with any other corporation and the Company is not the surviving corporation, then (unless in the case of a reorganization, merger or consolidation, one or more of the surviving corporations assumes the options under the Plan or issues substitute options in place thereof) each Optionee holding outstanding options not yet exercised shall be notified of the Optionee's right to exercise such options and any related Stock Appreciation Right to the extent then exercisable prior to such dissolution, reorganization, merger or consolidation. Subject to Section 11, the Committee may, in its discretion and on such terms and conditions as it deems appropriate, accelerate the vesting of such options and any related Stock Appreciation Right with respect to all shares covered thereby. Any option and related Stock Appreciation Right not so exercised within 30 days of such notification shall thereupon be deemed terminated and simultaneously the Plan itself shall be deemed terminated.

    11. ACCELERATION OF OPTIONS, STOCK APPRECIATION RIGHTS, AND RESTRICTED STOCK AWARDS. In the event of a Change in Control, (i) each option and each related Stock Appreciation Right shall become immediately exercisable to the full extent theretofore not exercisable, (ii) the Restricted Period for Restricted Stock shall immediately expire, and (iii) unless otherwise provided in Performance Unit Agreements, all Performance Units shall be immediately payable in Common Stock in the maximum amount available under the terms of such Performance Unit Agreements; provided, however, that Awards other than Restricted Stock Awards shall not, in any event, be so accelerated to a date less than six months after the date of grant. Acceleration of Awards shall comply with applicable regulatory requirements, including, without limitation, Rule 16b-3. Notwithstanding the foregoing, any Participant shall be entitled to decline the acceleration of all or any of his or her options, Stock Appreciation Rights or Restricted Stock if he or she determines that such acceleration may result in adverse tax consequences to him or her.

    12. EXPIRATION OF OPTIONS. In the event employees of the Company or its Subsidiaries become employees of another company pursuant to a stock or asset sale, merger, or similar transaction or in the event of a corporate reorganization, reduction in force or similar event, the Committee shall have the authority, which shall be exercised in its sole discretion, to modify the dates upon which options previously granted (including any related Stock Appreciation Rights) shall expire. Such Committee authority shall only apply to options granted to individuals who are not subject to Section 16 of the Securities Exchange Act of 1934. Any modification to the terms under which the option would otherwise expire shall not cause the option to expire later than the date the option was originally scheduled to expire pursuant to the terms of the original Stock Option Agreement.

    13. EFFECT ON EMPLOYMENT. Nothing herein shall be construed to limit or restrict the right of the Company or any of its Subsidiaries to terminate the employment of any Participant in the Plan, at any time, with or without cause, or to increase or decrease the compensation of such Participant from the rate of compensation in existence at the time the employee became a Participant.

    14. WITHHOLDING. The Company shall have the right to withhold from amounts due Participants, or to collect from Participants directly, the amount which the Company deems necessary to satisfy any taxes required by law to be withheld by reason of participation in the Plan. There is no obligation under this Plan that any Participant be advised of the existence of the tax or the amount required to be withheld. The Participant may, prior to the payment of any Award, pay such amounts to the Company in cash or in shares of Common Stock already owned (which shall be valued at their Fair Market Value on the date of payment). The Company may also require, or grant Participants the right to elect, subject to such terms and conditions as the Committee may establish, that shares be withheld to satisfy tax withholding requirements arising from the exercise of an option, the receipt of a Stock Award or the vesting of a Restricted Stock award. Notwithstanding any other provision of this Plan, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Securities and Exchange Commission.

    15. ADDITIONAL DEFINITIONS. "Awards" shall mean an Incentive Option, a Non-Qualified Option, a Stock Appreciation Right, a Restricted Stock award, a Performance Unit or a Stock Award.

    "Change in Control" of the Company means and shall be deemed to have occurred if and when any one of the following five events occurs: (a) any "person" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934) or group becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; (b) individuals who were members of the Board of Directors of the Company immediately prior to a meeting of the stockholders of the Company involving a contest for the election of Directors do not constitute a majority of the Board of Directors following such election; (c) the stockholders of the Company approve the dissolution or liquidation of the Company; (d) the stockholders of the Company approve an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former stockholders of the Company (excluding from the term "former stockholders" a stockholder who is, or as a result of the transaction in question becomes, an "affiliate", as that term is used in the Exchange Act and the Rules promulgated thereunder, of any party to such merger, consolidation or reorganization); or (e) the stockholders of the Company approve the sale of substantially all of the Company's business and/or assets to a person or entity which is not a Subsidiary.

    "Disability" shall mean such physical or mental condition affecting the employee as shall be determined by the Committee, in its sole discretion, to constitute a disability causing a termination of employment.

    "Fair Market Value" on a specified day means the closing price on that day of the Common Stock as reported on the New York Stock Exchange-Composite Tape, or if no sale of the Common Stock was so reported on that date, on the next preceding day on which there was such a sale.

    "Parent" means any corporation owning directly or indirectly 50% or more of the total combined voting power of all classes of stock of the Company.

    "Participant" means an eligible employee selected by the Committee to participate in the Plan.

    "Retirement"  means  normal  or  early  retirement  in  accordance  with the
provisions  of  the  Retirement  Plan  of  First  Interstate  Bancorp  and   its
Affiliates.

    "Subsidiary" means any corporation of which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock. If an entity ceases to be a Subsidiary, each employee of that entity shall no longer be deemed employed by the Company or a Subsidiary under the Plan (unless the employee continues to be employed by the Company or another entity which is a Subsidiary).

    16. AMENDMENT OF PLAN. The Board of Directors of the Company may make such amendments to this Plan and to any agreements thereunder as it shall deem advisable, including, but not limited to, accelerating the time at which an option may be exercised or the time when restrictions on Restricted Stock shall expire. Such amendments shall be subject to shareholder approval to the extent such approval is required by Rule 16b-3 or the federal tax rules applicable to Incentive Options or other applicable law. Without the consent of the Participant, no amendment shall impair rights of any Participant under the Plan, except as permitted by the Plan.

    17. CONSTRUCTION OF PLAN. It is the intent of the Company that this Plan and the Awards hereunder satisfy and be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Securities Exchange Act of 1934, satisfies the applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16. If any provision of this Plan or of any Award would conflict with this intent, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent such conflict cannot be avoided, such provision shall be disregarded as to such Participants.

    18. EFFECTIVE DATE AND TERMINATION OF PLAN. The Plan shall be effective upon filing with the Securities and Exchange Commission, subject to receipt of shareholder approval of the Plan at the 1995 Annual Shareholder Meeting. All Awards pursuant to the Plan prior to the receipt of shareholder approval shall be subject to receipt of such approval. If such approval is not received the Awards shall be forfeited. The Plan shall terminate 10 years from the effective date; provided, however, that the Board of Directors of the Company may terminate the Plan at any prior time within its absolute discretion. No such termination, other than as provided for in Section 10 hereof, shall in any way affect any Award then outstanding.

                                                                       [LOGO]

                            FIRST INTERSTATE BANCORP
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 28, 1995

    The undersigned hereby appoints EDWARD M. CARSON, WILLIAM E. B. SIART AND EDWARD S. GARLOCK, and each or any of them, Proxies for the undersigned, with power of substitution, to vote with the same force and effect as the undersigned at the Annual Meeting of stockholders of FIRST INTERSTATE BANCORP on April 28, 1995 and any adjournments or postponements thereof, upon the following matters:

1.   ELECTION OF DIRECTORS  FOR all nominees listed below  WITHHOLD AUTHORITY TO
                            (EXCEPT AS MARKED TO THE       VOTE FOR ALL NOMINEES
                            CONTRARY BELOW) / /            LISTED BELOW / /

      John E. Bryson, Edward M. Carson, Jewel Plummer Cobb, Ralph P. Davidson, Myron Du Bain, Don C. Frisbee, George M. Keller,Thomas L. Lee, William F.
 Miller, William S. Randall, Steven B. Sample, Forrest N. Shumway, William E.B.
                 Siart,Richard J. Stegemeier, Daniel M. Tellep.

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE
               THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

- --------------------------------------------------------------------------------

     The Board of Directors recommends a vote "FOR" Items 2, 3 and 4 below.
2. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG as the independent public accountants of the Corporation for the year 1995.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3.   APPROVAL OF FIRST INTERSTATE BANCORP Corporate Executive Incentive Plan.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4.   APPROVAL OF FIRST INTERSTATE BANCORP 1995 Performance Stock Plan.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

   The Board of Directors recommends a vote "AGAINST" Item 5 below.

5.   STOCKHOLDER PROPOSAL regarding cumulative voting.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

                      (PLEASE DATE AND SIGN ON OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

    This proxy will be voted as you specify above. Unless otherwise specified, this proxy will be voted FOR Items 1, 2, 3 and 4 and AGAINST Item 5 as set forth in the Proxy Statement. If any nominee for director becomes unavailable, and if the size of the Board of Directors is not reduced accordingly, the Proxies will vote for a substitute designated by the Board of Directors or its Executive Committee. STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY SO DESIRE.

                                                   Dated _________________, 1995

                                                   _____________________________
                                                            (signature)

                                                   _____________________________
                                                            (signature)

                                                   Please  sign exactly  as name
                                                   appears on  this proxy.  When
                                                   signing as executor,
                                                   administrator, attorney,
                                                   trustee  or  guardian, please
                                                   give full title as such. If a
                                                   corporation, please  sign  in
                                                   full    corporate   name   by
                                                   president or other authorized
                                                   officer.  If  a  partnership,
                                                   please  sign  in  partnership
                                                   name by authorized person.

 NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND
                          MAILED IN THE UNITED STATES.